CAPITAL INCOME BUILDER, INC.


                                     Part B


                       Statement of Additional Information

                                 January 1, 2005

                         (as supplemented June 1, 2005)




This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital Income Builder (the "fund" or "CIB") dated January 1, 2005. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:


                          Capital Income Builder, Inc.
                              Attention: Secretary
                              333 South Hope Street
                          Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.



                             TABLE OF CONTENTS



Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .        9
Management of the fund  . . . . . . . . . . . . . . . . . . . . . .       11
Execution of portfolio transactions . . . . . . . . . . . . . . . .       30
Disclosure of portfolio holdings. . . . . . . . . . . . . . . . . .       31
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       34
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       39
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       43
Rollovers from retirement plans to IRAS . . . . . . . . . . . . . .       47
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       47
Shareholder account services and privileges . . . . . . . . . . . .       47
General information . . . . . . . . . . . . . . . . . . . . . . . .       50
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       55
Financial statements




                        Capital Income Builder -- Page 1

               CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES


The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


INCOME PRODUCING SECURITIES

..    The  fund  will  invest  at least  90% of its  assets  in  income-producing securities.

EQUITY SECURITIES

..    The fund will invest at least 50% of its assets in equity securities.

DEBT SECURITIES

..    The  fund  may  invest  up to 5%  of  its  assets  in  nonconvertible  debt securities rated Ba or below by Moody's Investors Service ("Moody's") and BB or below by Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.


NON-U.S. SECURITIES

..    The fund may  invest  up to 45% of its  assets  in  securities  of  issuers domiciled outside the United States.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


There may be little trading in the secondary market for particular equity securities, which may affect adversely the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.


INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $2.0 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in



                        Capital Income Builder -- Page 2
stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


DEBT SECURITIES -- Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and increase in value until maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.



Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.



                        Capital Income Builder -- Page 3
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The  investment  adviser  attempts to reduce the risks  described  above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product and a low market capitalization relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.



Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline



                        Capital Income Builder -- Page 4
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in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.



Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include:


     "MORTGAGE-BACKED SECURITIES" -- These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full



                        Capital Income Builder -- Page 5
     faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed  securities  issued  by  private  entities  are  structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on these securities' effective maturities is magnified.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.


REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates and tax and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and are subject to cash flow dependency, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.



                        Capital Income Builder -- Page 6

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.




CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.




LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33-1/3% of the value of its total assets, measured at the time any such loan is made.


FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.



                        Capital Income Builder -- Page 7

The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Difficulty in selling such securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement.


Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.



                        Capital Income Builder -- Page 8

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended October 31, 2004 and 2003 were 24% and 27%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.



These restrictions provide that the fund may not:


1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer; except that, as to 25% of the fund's total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency;

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

3. Invest in companies for the purpose of exercising control or management;

4.  Knowingly  purchase  securities of other  management  investment  companies,
except  in   connection   with  a   merger,   consolidation,   acquisition,   or
reorganization;

5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;


                        Capital Income Builder -- Page 9

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

8. Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities;

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

13. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

16. Write, purchase or sell put options, call options or combinations thereof;

With respect to investment restriction number 6, investments in 144A securities and 4(2) commercial paper are excluded for the purposes of calculating the 10% limitation.


With respect to investment restriction number 2, in determining industry classifications for issuers domiciled outside the United States, the fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class is materially different. The fund will determine such classifications of issuers domiciled outside the United States based on the issuer's principal or major business activities.


Notwithstanding investment restriction number 4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


                       Capital Income Builder -- Page 10

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval.


1. The fund may not issue  senior  securities,  except as  permitted by the 1940
Act.

2. The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.


                       Capital Income Builder -- Page 11

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS



                                     YEAR FIRST                                     NUMBER OF PORTFOLIOS
                        POSITION      ELECTED                                          WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING    COMPLEX/2/ OVERSEEN             HELD
     NAME AND AGE         FUND     OF THE FUND/1/          PAST FIVE YEARS               BY DIRECTOR             BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie   Director       1987        Private investor; former                 19             Ducommun Incorporated;
 Age: 71                                            President and CEO, The                                  IHOP Corporation;
                                                    Mission Group (non-utility                              Southwest Water
                                                    holding company, subsidiary                             Company;
                                                    of Southern California Edison                           Valero L.P.
                                                    Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Merit E. Janow          Director       2001        Professor, Columbia                       2             None
 Age: 46                                            University, School of
                                                    International and Public
                                                    Affairs
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director       1992        Private investor; Chairman of             5             None
 Age: 50                                            the Board and CEO, Ladera
                                                    Management Company (venture
                                                    capital and agriculture);
                                                    former owner and President,
                                                    Energy Investment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale           Director       1987        President, The Lovejoy                    5             None
 Age: 69                                            Consulting Group, Inc. (a pro
                                                    bono consulting group
                                                    advising nonprofit
                                                    organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill       Director       1992        Deputy Chairman of the                    3             None
 Age: 68                                            Council and Chairman of the
                                                    International Advisory Panel,
                                                    Graduate School of
                                                    Government, University of
                                                    Sydney, Australia; Member of
                                                    the Board of Directors, The
                                                    Lowy Institute for
                                                    International Policy Studies,
                                                    Sydney, Australia; Chairman
                                                    of the Council, Australian
                                                    Strategic Policy Institute;
                                                    former Chichele Professor of
                                                    the History of War and
                                                    Fellow, All Souls College,
                                                    University of Oxford; former
                                                    Chairman of the Council,
                                                    International Institute for
                                                    Strategic Studies
-----------------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director       1992        Retired; former Chairman of               2             None
 Age: 78                                            the Board and CEO, Ford Motor
                                                    Company
-----------------------------------------------------------------------------------------------------------------------------------
 Stefanie Powers         Director   1989 - 1996     Actor, Producer; Co-founder               2             None
 Age: 62                                1997        and President, The William
                                                    Holden Wildlife Foundation;
                                                    conservation consultant to
                                                     Land Rover and Jaguar North
                                                    America; author of The Jaguar
                                                    Conservation Trust
-----------------------------------------------------------------------------------------------------------------------------------
 Steadman Upham          Director       2001        President and Professor of                2             None
 Age: 55                                            Anthropology, The University
                                                    of Tulsa; former President
                                                    and Professor of Archaeology,
                                                    Claremont Graduate University
-----------------------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.       Director       1987        Senior Economic Adviser and               2             None
 Age: 80                                            Corporate Fellow in
                                                    International Economics, The
                                                    RAND Corporation; former
                                                    Dean, The RAND Graduate
                                                    School
-----------------------------------------------------------------------------------------------------------------------------------




                       Capital Income Builder -- Page 12

[This page is intentionally left blank for this filing.]


                       Capital Income Builder -- Page 13

                                                    PRINCIPAL OCCUPATION(S) DURING
                                      YEAR FIRST          PAST FIVE YEARS AND
                                       ELECTED              POSITIONS HELD           NUMBER OF PORTFOLIOS
                       POSITION       A DIRECTOR       WITH AFFILIATED ENTITIES        WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                       WITH THE     AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ OVERSEEN             HELD
   NAME AND AGE          FUND       OF THE FUND/1/            OF THE FUND                BY DIRECTOR        BY DIRECTOR OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 James B. Lovelace    Chairman of        1992        Senior Vice President and                 2            None
 Age: 48              the Board                      Director, Capital Research
                      and                            and Management Company
                      Director
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Vice               1987        Executive Vice President and             17            None
 Jr.                  Chairman of                    Director, Capital Research
 Age: 56              the Board                      and Management Company;
                      and                            Director, The Capital Group
                      Director                       Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------





                       Capital Income Builder -- Page 14

                                                                     PRINCIPAL OCCUPATION(S) DURING
                           POSITION         YEAR FIRST ELECTED       PAST FIVE YEARS AND POSITIONS HELD
                           WITH THE             AN OFFICER           WITH AFFILIATED ENTITIES
   NAME AND AGE              FUND             OF THE FUND/1/         OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Catherine M. Ward        President                1987              Senior Vice President and Director, Capital Research and
 Age: 57                                                             Management Company; Director, American Funds Service Company*;
                                                                     Secretary and Director, Capital Group Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon         Executive Vice            1996              Senior Vice President, Capital Research Company*
 Age: 48                  President
-----------------------------------------------------------------------------------------------------------------------------------
 Mark R. Macdonald       Senior Vice               2001              Senior Vice President and Director, Capital Research and
 Age: 45                  President                                  Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Steven T. Watson       Vice President             1997              Senior Vice President, Capital Research Company*
 Age: 49
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti         Secretary                1987              Vice President - Fund Business Management Group, Capital
 Age: 48                                                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson       Treasurer                 2003              Vice President - Fund Business Management Group, Capital
 Age: 36                                                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Regal      Assistant Treasurer         2001              Vice President - Fund Business Management Group, Capital
 Age: 33                                                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------



*    Company affiliated with Capital Research and Management Company.
(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.



                       Capital Income Builder -- Page 15

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2003



                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Merit E. Janow              $10,001 - $50,000           $10,001 - $50,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Stefanie Powers               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Steadman Upham              $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Charles Wolf, Jr.             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James B. Lovelace             Over $100,000               Over $100,000
-------------------------------------------------------------------------------

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The
     amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
(2) "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).


DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. The fund pays to Directors who are not affiliated with the investment adviser: (a) fees of $2,000 for each Board of Directors meeting attended, (b) $1,000 for each meeting attended as a member of a committee of the Board of Directors and (c) annual fees of either $15,000 (if the Director also receives compensation as a member of the Board of another fund advised by the investment adviser and the other Board typically meets separately from the fund's Board of Directors), or $50,000 (for all other unaffiliated Directors), a pro rata portion of which is paid by the fund and another fund whose Board meets jointly with the fund's Board of Directors.


The payment by the fund to certain unaffiliated Directors of a larger per fund annual fee reflects the significant time and labor commitment required of any mutual fund Board member overseeing even one fund.



                       Capital Income Builder -- Page 16

The Nominating Committee of the Board of Directors, a Committee comprised exclusively of Directors not affiliated with the investment adviser, reviews Director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other developments affecting the scope and complexity of the Board's oversight obligations, as well as comparative industry data.



No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.




DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED OCTOBER 31, 2004


                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 H. Frederick Christie/3/        $23,263                          $275,430
------------------------------------------------------------------------------------------
 Merit E. Janow                   27,064                            57,654
------------------------------------------------------------------------------------------
 Mary Myers Kauppila/3/           25,500                           148,500
------------------------------------------------------------------------------------------
 Gail L. Neale                    24,550                           110,500
------------------------------------------------------------------------------------------
 Robert J. O'Neill                28,564                            70,654
------------------------------------------------------------------------------------------
 Donald E. Petersen/3/            29,564                            61,154
------------------------------------------------------------------------------------------
 Stefanie Powers                  25,564                            53,154
------------------------------------------------------------------------------------------
 Frank Stanton                    19,064                            40,154
------------------------------------------------------------------------------------------
 Steadman Upham/3/                30,314                            64,154
------------------------------------------------------------------------------------------
 Charles Wolf, Jr.                28,814                            61,154
------------------------------------------------------------------------------------------

(1) Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation for the fiscal year ended October 31, 2004, includes earnings on amounts deferred in previous fiscal years.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2004 fiscal year for participating Directors is as follows: H. Frederick Christie ($167,003), Mary Myers Kauppila ($354,906), Donald E. Petersen ($85,760) and Steadman Upham ($81,949). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of December 1, 2004, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.



                       Capital Income Builder -- Page 17

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the business and affairs of a fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.



Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.



The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Directors who are not "interested persons" of the fund, provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors



                       Capital Income Builder -- Page 18
against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, Directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.


COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an Audit Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Robert
J. O'Neill, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors. Two Audit Committee meetings were held during the 2004 fiscal year.


The fund has a Nominating Committee comprised of Gail L. Neale, Donald E. Petersen, Stefanie Powers and Steadman Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent Director candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2004 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2004 fiscal year.



                       Capital Income Builder -- Page 19

The fund has a Proxy Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stephanie Powers, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, monitoring certain contested proxy voting issues, and discussing related current issues. Two Proxy Committee meetings were held during the 2004 fiscal year.


PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds, including the fund, have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.



All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.



                       Capital Income Builder -- Page 20

The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.



                       Capital Income Builder -- Page 21

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on December 1, 2004. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.



                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        34.19%
 201 Progress Parkway                                Class B        20.58
 Maryland Heights, MO  63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         9.11
 333 West 34th Street                                Class C        14.06
 New York, NY  10001-2402
----------------------------------------------------------------------------
 MLPF&S For the Sole Benefit of Its Customers        Class B         8.07
 4800 Deer Lake Drive East, Floor 2                  Class C        16.58
 Jacksonville, FL  32246-6484
----------------------------------------------------------------------------
 Curiale, Dellaverson, Hirschfeld, Kraemer & Sloan   Class R-1       6.24
 111 Sutter Street, Floor 1800
 San Francisco, CA  94104-4545
----------------------------------------------------------------------------
 Raymond James & Associates, Inc.                    Class R-1       5.16
 FBO Eno
 880 Carillon Parkway
 St. Petersburg, FL  33716-1100
----------------------------------------------------------------------------
 Hartford Life Insurance Company                     Class R-3      19.00
 P.O. Box 2999
 Hartford, CT  06104-2999
----------------------------------------------------------------------------
 Nationwide Trust Company FSB                        Class R-3      12.08
 P.O. Box 182029
 Columbus, OH  43218-2029
----------------------------------------------------------------------------
 CB&T Trustee for                                    Class R-4      13.37
 Smithgroup, Inc.
 c/o Fascorp Inv/Mutual Fund Trading
 8515 East Orchard Road #2T2
 Englewood, CO  80111-5002
----------------------------------------------------------------------------
 Trustlynx & Co. FBO                                 Class R-4       8.93
 Parker Fire Protection District
 P.O. Box 173736
 Denver, CO  80217-3736
----------------------------------------------------------------------------
 Capital Group Master Retirement Plan                Class R-5      25.36
 c/o Capital Guardian Trust Company
 333 South Hope Street, Floor 49
 Los Angeles, CA  90071
----------------------------------------------------------------------------
 The Northern Trust TTEE                             Class R-5       5.52
 UBS Financial Services Inc.
 P.O. Box 92994
 Chicago, IL  60675-2994
----------------------------------------------------------------------------



                       Capital Income Builder -- Page 22

INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The  investment  adviser is  responsible  for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. That information typically relates to: the nature, extent and quality of the investment adviser's services; the fund's investment results on an absolute basis and as compared with various indices and peer funds; the fund's advisory fee and other expenses on an absolute basis and as compared with various indices and peer funds, as well as other funds advised by the investment adviser; financial information concerning the investment adviser, including profitability comparisons with certain publicly-held mutual fund managers; information with respect to the sharing of economies of scale; compliance and regulatory matters; fees charged by the investment adviser's affiliates to institutional clients; and investment adviser compliance, regulatory and personnel matters.


In preparation for its most recent meeting, the Committee reviewed such information in advance. At the meeting, the members of the Committee discussed the information with the representatives of the investment adviser, posed questions, requested additional information concerning various matters and consulted in executive session with independent counsel to the fund's independent directors.



                       Capital Income Builder -- Page 23

Among the material factors the Committee considered in approving the advisory agreement were the fund's positive long-term investment results and the fund's low relative expense level. Based on its consideration of these and other matters, the Committee and the Board concluded that the fund's advisory fees and other expenses are fair, both absolutely and in comparison with those of other comparable funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to Directors unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles.


The management fee is based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion but not exceeding $13 billion; 0.145% of such assets in excess of $13 billion but not exceeding $17 billion; 0.140% of such assets in excess of $17 billion but not exceeding $21 billion; 0.135% of such assets in excess of $21 billion but not exceeding $27 billion; 0.130% of such assets in excess of $27 billion but not exceeding $34 billion, plus 0.125% of such assets in excess of $34 billion but not exceeding $44 billion, plus 0.120% of such assets in excess of $44 billion, plus 3.0% of the fund's first $100 million monthly gross investment income and 2.5% of the monthly gross income above $100 million. Assuming net assets of $30 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.24%, 0.27%, 0.30%, 0.32% and 0.35%, respectively.



The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses, such as litigation and acquisitions) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the investment adviser is required to reduce its management fee due to Class A share expense ratios exceeding the above limit, the investment adviser will either: (i) reduce its management fee similarly for other classes


                       Capital Income Builder -- Page 24
of shares, or (ii) reimburse the fund for other expenses to the extent necessary to result in an expense reduction only for Class A shares of the fund.


For the fiscal year ended October 31, 2004, the investment adviser was entitled to receive from the fund advisory fees of $81,037,000. As a result of the advisory fee waivers described below, for the year ended October 31, 2004, the fee shown on the accompanying financial statements of $81,037,000 was reduced by $1,196,000 to $79,841,000. For the fiscal years ended October 31, 2003 and 2002, advisory fees paid by the fund amounted to $48,915,000 and $30,376,000, respectively.




For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund. As of October 31, 2004, management fees were reduced by $748,000 as a result of this waiver.




In addition, from June 1, 2004 until October 31, 2004, the investment adviser waived the fees in excess of the rates provided in the November 1, 2004 amended advisory and service agreement. As of October 31, 2004, management fees were reduced by $448,000 as a result of this waiver.


ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, R-2, R-3, R-4 and R-5 shares, the investment adviser has agreed to pay a portion of these fees. For the year ended October 31, 2004, the total fees paid by the investment adviser were $263,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except



                       Capital Income Builder -- Page 25

Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.


During the 2004 fiscal period, administrative services fees, gross of any payments made by the investment adviser, were:



                                             ADMINISTRATIVE SERVICES FEE
-------------------------------------------------------------------------------
                    CLASS C                                $4,344,000
-------------------------------------------------------------------------------
                    CLASS F                                 1,367,000
-------------------------------------------------------------------------------
                  CLASS 529-A                                 294,000
-------------------------------------------------------------------------------
                  CLASS 529-B                                  83,000
-------------------------------------------------------------------------------
                  CLASS 529-C                                 151,000
-------------------------------------------------------------------------------
                  CLASS 529-E                                  17,000
-------------------------------------------------------------------------------
                  CLASS 529-F                                   3,000
-------------------------------------------------------------------------------
                   CLASS R-1                                   18,000
-------------------------------------------------------------------------------
                   CLASS R-2                                  647,000
-------------------------------------------------------------------------------
                   CLASS R-3                                  227,000
-------------------------------------------------------------------------------
                   CLASS R-4                                   16,000
-------------------------------------------------------------------------------
                   CLASS R-5                                  154,000
-------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the



                       Capital Income Builder -- Page 26

Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.



Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:



                                         COMMISSIONS,        ALLOWANCE OR
                                            REVENUE          COMPENSATION
                   FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------
    CLASS A               2004            $39,449,000        $176,000,000
                          2003             34,650,000         162,187,000
                          2002             12,524,000          58,424,000
-----------------------------------------------------------------------------
    CLASS B               2004              4,241,000          28,435,000
                          2003              4,991,000          35,354,000
                          2002              2,379,000          13,521,000
-----------------------------------------------------------------------------
    CLASS C               2004                106,000          15,511,000
                          2003                     --          11,256,000
                          2002                     --           3,790,000
-----------------------------------------------------------------------------
  CLASS 529-A             2004                583,000           2,772,000
                          2003                466,000           2,298,000
                          2002                188,000             901,000
-----------------------------------------------------------------------------
  CLASS 529-B             2004                132,000             709,000
                          2003                132,000             806,000
                          2002                 41,000             317,000
-----------------------------------------------------------------------------
  CLASS 529-C             2004                     --             477,000
                          2003                     --             343,000
                          2002                     --             141,000
-----------------------------------------------------------------------------



The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.



                       Capital Income Builder -- Page 27

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.



                       Capital Income Builder -- Page 28

For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.


For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:



                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $49,914,000                 $6,418,000
------------------------------------------------------------------------------
        CLASS B                  20,024,000                  2,257,000
------------------------------------------------------------------------------
        CLASS C                  25,888,000                  3,917,000
------------------------------------------------------------------------------
        CLASS F                   2,072,000                    442,000
------------------------------------------------------------------------------
      CLASS 529-A                   271,000                     33,000
------------------------------------------------------------------------------
      CLASS 529-B                   431,000                     51,000
------------------------------------------------------------------------------
      CLASS 529-C                   842,000                    136,000
------------------------------------------------------------------------------
      CLASS 529-E                    55,000                     11,000
------------------------------------------------------------------------------
      CLASS 529-F                     5,000                      1,000
------------------------------------------------------------------------------
       CLASS R-1                     78,000                     17,000
------------------------------------------------------------------------------
       CLASS R-2                    695,000                    143,000
------------------------------------------------------------------------------
       CLASS R-3                    400,000                     82,000
------------------------------------------------------------------------------
       CLASS R-4                     22,000                      5,000
------------------------------------------------------------------------------




                       Capital Income Builder -- Page 29

OTHER COMPENSATION TO DEALERS -- As of January 2005, the top dealers that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney



                       Capital Income Builder -- Page 30

     Stifel, Nicolaus & Company, Inc.
     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included J.P. Morgan Securities, Banc of America Securities, LLC, A.B.N. AMRO Bank NV and Citigroup Global Markets Holdings Inc. As of the fund's fiscal year-end, the fund held equity securities of J.P. Morgan Chase & Co. in the amount of $182,925,000, Bank of America Corp. in the amount of $485,458,000 and A.B.N. AMRO Holding in the amount of $89,273,000. The fund held debt securities of J.P. Morgan Chase & Co. in the amount of $36,247,000, Bank of America Corp. in the amount of $66,774,000 and Citigroup Inc. in the amount of $10,368,000.



Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended October 31, 2004, 2003 and 2002 amounted to $25,365,000, $20,946,000 and
$11,922,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The increase in brokerage commissions was due to an increased volume of portfolio securities purchased by the fund.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.



                       Capital Income Builder -- Page 31

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In addition, the fund's list of top 10 portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require such information for legitimate business and fund oversight purposes may receive such information earlier.


Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable. Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.


The authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the fund's investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to fund service providers for legitimate business and fund oversight purposes) until such holdings have been made public on the American Funds website, helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                              PRICE OF SHARES


Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment


                       Capital Income Builder -- Page 32
dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).



All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.



                       Capital Income Builder -- Page 33

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.


Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.



                       Capital Income Builder -- Page 34

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.


     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable



                       Capital Income Builder -- Page 35
     income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.



     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the



                       Capital Income Builder -- Page 36
     shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.



     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.



                       Capital Income Builder -- Page 37

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and


                       Capital Income Builder -- Page 38
capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.



Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                       Capital Income Builder -- Page 39

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR INVESTMENT ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           155 Fifth Street, Sixth Floor
           San Francisco, CA 94106
           (ABA #121000248)


           For credit to the account of American Funds Service Company a/c# 4600-076178
           (fund name)
           (your fund acct. no.)

     You may obtain your account number by calling 800/421-1080. Please indicate an investment dealer on the account.

All investments are subject to the purchase minimums and maximums described in the prospectus. The fund and the Principal Underwriter reserve the right to reject any purchase order.



                       Capital Income Builder -- Page 40

Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASES BY RETIREMENT PLANS -- Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail nonretirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct/SM/ recordkeeping programs. Class B and C shares are not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans and money purchase pension and profit-sharing plans.


EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).



                       Capital Income Builder -- Page 41

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.



OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


                                 SALES CHARGES

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.



     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares without a sales charge. Individual 403(b) plans may be treated similarly to employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if:
     (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.



     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:



                       Capital Income Builder -- Page 42

     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;


     (3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.



     DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100


                       Capital Income Builder -- Page 43
     or more eligible employees and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus and statement of additional information) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.



A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.


     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.



                       Capital Income Builder -- Page 44

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below) or single-participant Keogh-type plan;


     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);


     . endowments or foundations established and controlled by you or your immediate family; or

     . CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A purchases not subject to sales charges" above), or made for



                       Capital Income Builder -- Page 45
          two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.


     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the current value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).



                       Capital Income Builder -- Page 46

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.


     For purposes of this paragraph, "account" means:

     . in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     . in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     . in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.



                    ROLLOVERS FROM RETIREMENT PLANS TO IRAS

As noted in the prospectus, assets from retirement plans may be invested in Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

..    Rollovers to IRAs from 403(b) plans with Capital Bank and Trust  Company as custodian; and

..    Rollovers to IRAs that are attributable to American Funds  investments,  if they meet the following three requirements:

     -- The retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as
          PlanPremier,/(R)/ Recordkeeper Direct/(R)/ or Recordkeeper Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company.

     -- The plan's assets were invested in American Funds at the time of distribution.

     -- The plan's assets are rolled over to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.



                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.



                       Capital Income Builder -- Page 47

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.



Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.



If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


                       Capital Income Builder -- Page 48

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund  receiving  distributions  is below
     the  minimum  initial   investment   requirement,   distributions  must  be
     automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.



Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above



                       Capital Income Builder -- Page 49
and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for American Funds money market funds by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card. Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.


REDEMPTION OF SHARES -- The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE  CERTIFICATES -- Shares are credited to your account and  certificates are
not  issued  unless  you  request  them  by  contacting   the  Transfer   Agent.
Certificates are not available for the 529 or R share classes.



                       Capital Income Builder -- Page 50

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $17,600,000 for Class A shares and $1,799,000 for Class B shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as counsel for the fund and for Directors who are not "interested persons" (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on October 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has



                       Capital Income Builder -- Page 51
taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.




LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform its contract with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."




OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- OCTOBER 31, 2004


Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $50.75
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $53.85


FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:



                                                                                FUND NUMBERS
                                                                     ------------------------------------
FUND                                                                 CLASS A  CLASS B  CLASS C   CLASS F
---------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.




                       Capital Income Builder -- Page 52

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409





                       Capital Income Builder -- Page 53

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.





                       Capital Income Builder -- Page 54

                                    APPENDIX

                  DESCRIPTION OF COMMERCIAL PAPER RATINGS


MOODY'S

COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)


P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.




STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)


A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


The following  descriptions  of debt security  ratings are based on  information
provided  by  Moody's   Investors   Service  (Moody's)  and  Standard  &  Poor's
Corporation (Standard & Poor's).


                       Capital Income Builder -- Page 55

                        DESCRIPTION OF BOND RATINGS


MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                       Capital Income Builder -- Page 56

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC
An obligation rated CC is currently highly vulnerable to nonpayment.


                       Capital Income Builder -- Page 57

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                       Capital Income Builder -- Page 58






[logo - American Funds (r)]

CAPITAL INCOME BUILDER

INVESTMENT PORTFOLIO
October 31, 2004

                                                                                                                Market value
COMMON STOCKS -- 68.89%                                                                              Shares            (000)

FINANCIALS -- 19.89%
Bank of America Corp.                                                                            10,838,540         $485,458
HSBC Holdings PLC (United Kingdom)                                                               14,056,302          227,050
HSBC Holdings PLC (Hong Kong)                                                                    11,984,097          194,035
Washington Mutual, Inc.                                                                           9,800,000          379,358
Fannie Mae                                                                                        5,015,000          351,802
Westpac Banking Corp.                                                                            21,548,755          304,317
Societe Generale                                                                                  3,250,400          302,162
iStar Financial, Inc.(1)                                                                          6,921,000          286,668
Wells Fargo & Co.                                                                                 4,410,000          263,365
Fortis                                                                                            9,835,000          250,891
Lloyds TSB Group PLC                                                                             27,892,000          220,786
Irish Life & Permanent PLC                                                                       12,164,949          205,330
Boston Properties, Inc.                                                                           3,328,700          198,790
Archstone-Smith Trust                                                                             5,665,000          190,061
Bank of Nova Scotia                                                                               5,647,200          183,754
J.P. Morgan Chase & Co.                                                                           4,739,000          182,925
Freddie Mac                                                                                       2,400,000          159,840
ING Groep NV                                                                                      5,939,729          157,599
U.S. Bancorp                                                                                      5,300,000          151,633
Kimco Realty Corp.                                                                                2,735,000          149,194
Arthur J. Gallagher & Co.(1)                                                                      4,796,200          134,773
St. George Bank Ltd.                                                                              7,239,306          126,440
Health Care Property Investors, Inc.                                                              4,170,000          116,051
Equity Residential                                                                                3,295,500          109,905
Royal Bank of Canada                                                                              2,090,000          108,879
Weingarten Realty Investors                                                                       2,949,750          106,663
AMB Property Corp.                                                                                2,675,000          100,313
Developers Diversified Realty Corp.                                                               2,345,000           98,021
Westfield Group                                                                                   8,641,624           96,959
ABN AMRO Holding NV                                                                               3,723,483           89,273
Comerica Inc.                                                                                     1,450,000           89,190
FirstMerit Corp.                                                                                  3,405,000           88,973
DnB NOR ASA                                                                                      10,464,600           88,730
Euronext NV                                                                                       3,030,000           87,950
Hang Lung Group Ltd.                                                                             45,000,000           73,727
CapitaMall Trust Management Ltd.(1)                                                              64,742,700           65,802
United Bankshares, Inc.                                                                           1,775,000           65,089
Fubon Financial Holding Co., Ltd.                                                                67,700,000           63,782
Svenska Handelsbanken Group, Class A                                                              2,925,000           63,484
KeyCorp                                                                                           1,860,000           62,477
Hongkong Land Holdings Ltd.                                                                      24,813,000           51,115
Equity Office Properties Trust                                                                    1,800,000           50,616
XL Capital Ltd., Class A                                                                            642,800           46,603
Apartment Investment and Management Co., Class A                                                  1,175,000           43,111
Ascendas Real Estate Investment Trust(1)                                                         44,727,000           41,961
Unibail Holding                                                                                     283,296           37,312
St. Paul Travelers Companies, Inc.                                                                1,075,000           36,507
Chinatrust Financial Holding Co., Ltd.                                                           29,456,924           33,567
ProLogis                                                                                            762,346           29,716
Maguire Properties, Inc.                                                                          1,050,000           27,458
Suncorp-Metway Ltd.                                                                               2,120,000           27,148
Fortune Real Estate Investment Trust, units(1)                                                   30,745,000           23,902
Lincoln National Corp.                                                                              541,500           23,718
Mercury General Corp.                                                                               400,000           20,572
Commonwealth Bank of Australia                                                                      850,000           20,409
AmSouth Bancorporation                                                                              750,000           19,793
JCG Holdings Ltd.                                                                                22,451,000           17,165
Wing Lung Bank Ltd.                                                                               1,980,100           15,267
Hang Lung Properties Ltd.                                                                         2,218,100            3,292
                                                                                                                   7,250,731

UTILITIES -- 10.62%
E.ON AG                                                                                           6,906,000          563,222
National Grid Transco PLC                                                                        55,200,000          480,036
Southern Co.                                                                                     11,500,000          363,285
Scottish Power PLC                                                                               44,277,000          357,601
Exelon Corp.                                                                                      7,291,000          288,869
Gas Natural SDG, SA                                                                               9,250,000          252,172
FirstEnergy Corp.                                                                                 4,288,500          177,244
Public Service Enterprise Group Inc.                                                              3,336,300          142,093
Consolidated Edison, Inc.                                                                         3,250,000          141,213
NiSource Inc.                                                                                     6,539,307          140,268
Dominion Resources, Inc.                                                                          2,118,000          136,230
United Utilities PLC                                                                              8,600,000           90,662
United Utilities PLC, Class A                                                                     4,777,777           34,134
Northeast Utilities                                                                               4,645,000           89,788
Xcel Energy Inc.                                                                                  5,176,000           88,510
FPL Group, Inc.                                                                                   1,000,000           68,900
Ameren Corp.                                                                                      1,350,000           64,800
Cheung Kong Infrastructure Holdings Ltd.                                                         23,630,000           63,006
PPL Corp.                                                                                           965,000           50,180
Equitable Resources, Inc.                                                                           890,000           49,217
DTE Energy Co.                                                                                    1,000,000           42,710
American Electric Power Co., Inc.                                                                 1,200,000           39,516
Scottish and Southern Energy PLC                                                                  2,400,000           36,783
Duke Energy Corp.                                                                                 1,400,000           34,342
Pinnacle West Capital Corp.                                                                         800,000           34,096
Progress Energy, Inc.                                                                               700,000           28,910
Hong Kong and China Gas Co. Ltd.                                                                  7,800,000           15,035
                                                                                                                   3,872,822

TELECOMMUNICATION SERVICES -- 8.90%
SBC Communications Inc.                                                                          20,485,000          517,451
Verizon Communications Inc.                                                                      12,770,000          499,307
KT Corp. (ADR)                                                                                   13,162,420          242,978
KT Corp.                                                                                            780,720           25,396
TDC A/S                                                                                           6,761,534          250,841
Chunghwa Telecom Co., Ltd. (ADR)                                                                  6,915,000          130,348
Chunghwa Telecom Co., Ltd.                                                                       63,950,000          110,935
BellSouth Corp.                                                                                   8,765,000          233,763
Telecom Italia SpA, nonvoting                                                                    88,187,755          220,231
Royal KPN NV                                                                                     21,805,000          174,821
Telecom Corp. of New Zealand Ltd.                                                                39,363,919          155,743
Telefonica, SA                                                                                    8,145,000          134,770
BT Group PLC                                                                                     32,200,000          109,850
Swisscom AG                                                                                         251,391           90,744
Portugal Telecom, SGPS, SA                                                                        7,373,900           83,258
AT&T Corp.                                                                                        4,715,000           80,674
Vodafone Group PLC                                                                               20,000,000           51,241
Vodafone Group PLC (ADR)                                                                            875,000           22,566
Hellenic Telecommunications Organization SA                                                       3,650,000           56,660
France Telecom, SA                                                                                1,900,000           54,519
                                                                                                                   3,246,096

CONSUMER STAPLES -- 7.56%
Altria Group, Inc.                                                                               11,512,000          557,871
ConAgra Foods, Inc.                                                                              11,510,000          303,864
UST Inc.                                                                                          6,245,000          257,044
H.J. Heinz Co.                                                                                    5,645,000          205,196
Sara Lee Corp.                                                                                    7,700,000          179,256
Imperial Tobacco Group PLC                                                                        7,605,000          177,665
Gallaher Group PLC                                                                               13,305,292          168,001
Foster's Group Ltd.                                                                              42,031,188          158,769
KT&G Corp.                                                                                        5,562,000          154,086
Altadis, SA                                                                                       4,154,995          152,855
Reynolds American Inc.                                                                            1,740,000          119,816
Diageo PLC                                                                                        7,675,000          102,689
General Mills, Inc.                                                                               1,700,000           75,225
Unilever NV                                                                                         943,600           55,020
Lion Nathan Ltd.                                                                                  6,491,066           38,260
WD-40 Co.(1)                                                                                      1,076,650           30,431
Wolverhampton & Dudley Breweries, PLC                                                             1,321,829           22,140
                                                                                                                   2,758,188

INDUSTRIALS -- 5.19%
General Electric Co.                                                                              6,250,000          213,250
Autopistas, Concesionaria Espanola, SA                                                            8,826,687          165,576
Macquarie Airports(1)                                                                            71,353,636          151,044
Macquarie Infrastructure Group                                                                   52,788,216          146,491
Sandvik AB                                                                                        3,100,000          116,373
Emerson Electric Co.                                                                              1,470,000           94,153
Hubbell Inc., Class B                                                                             1,910,000           87,325
BRISA-Auto-Estradas de Portugal, SA                                                              10,450,000           85,653
Stagecoach Group PLC                                                                             46,814,168           76,306
Hills Motorway Group(1)                                                                          11,100,000           68,083
Kowloon Motor Bus Co. (1933) Ltd.                                                                13,993,600           66,353
Singapore Technologies Engineering Ltd.                                                          48,700,000           61,212
Uponor Oyj                                                                                        1,740,000           61,186
ComfortDelGro Corp. Ltd.                                                                         67,824,451           58,329
Geberit AG                                                                                           88,850           58,009
ServiceMaster Co.                                                                                 4,246,200           54,521
LG Engineering & Construction Co., Ltd.(1)                                                        2,550,000           51,729
Qantas Airways Ltd.                                                                              19,441,039           48,279
Leighton Holdings Ltd.                                                                            5,547,000           46,388
Spirax-Sarco Engineering PLC                                                                      3,336,391           36,858
Hyundai Development Co.                                                                           2,470,000           33,110
Fong's Industries Co. Ltd.(1)                                                                    36,590,000           31,267
SMRT Corp. Ltd.                                                                                  68,363,000           29,396
Singapore Post Private Ltd.                                                                      44,010,000           21,306
Seco Tools AB, Class B                                                                              505,000           20,350
Ultraframe PLC                                                                                    4,720,000            7,975
                                                                                                                   1,890,522

ENERGY -- 5.09%
Royal Dutch Petroleum Co. (New York registered)                                                   6,578,000          356,791
"Shell" Transport and Trading Company, PLC                                                       20,950,000          164,969
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                                2,070,000           97,828
ENI SpA                                                                                          16,125,000          367,019
TOTAL SA (ADR)                                                                                    1,752,900          182,792
TOTAL SA                                                                                            375,000           78,161
Husky Energy Inc.                                                                                 9,165,000          240,986
IHC Caland NV(1)                                                                                  2,083,797          119,612
Kinder Morgan, Inc.                                                                               1,817,400          116,986
Enbridge Inc.                                                                                     1,761,734           76,549
TonenGeneral Sekiyu KK                                                                            6,250,000           54,569
                                                                                                                   1,856,262

MATERIALS -- 3.06%
Dow Chemical Co.                                                                                  6,450,000          289,863
UPM-Kymmene Corp.                                                                                 6,600,000          130,811
Fletcher Building Ltd.(1)                                                                        26,209,303           97,946
Worthington Industries, Inc.(1)                                                                   4,411,600           87,570
Lyondell Chemical Co.                                                                             3,600,000           82,728
PaperlinX Ltd.                                                                                   22,217,500           80,102
Norske Skogindustrier ASA, Class A                                                                4,062,500           73,996
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                  3,049,000           64,517
MeadWestvaco Corp.                                                                                1,785,000           56,281
Stora Enso Oyj, Class R                                                                           2,750,000           39,349
M-real Oyj, Class B                                                                               4,996,500           30,987
Hung Hing Printing Group Ltd.                                                                    28,550,000           21,829
Aracruz Celulose SA, Class B, preferred nominative (ADR)                                            628,000           21,151
Holmen AB, Class B                                                                                  650,000           20,219
BASF AG                                                                                             283,000           17,695
                                                                                                                   1,115,044

CONSUMER DISCRETIONARY -- 2.52%
Kingfisher PLC                                                                                   23,420,000          130,007
Dixons Group PLC                                                                                 40,784,561          128,649
General Motors Corp.                                                                              3,250,000          125,288
DaimlerChrysler AG                                                                                2,070,000           85,707
Sky City Ltd.(1)                                                                                 22,969,600           70,561
Hilton Group PLC                                                                                 11,300,000           53,492
John Fairfax Holdings Ltd.                                                                       16,213,957           52,029
InterContinental Hotels Group PLC                                                                 3,828,636           46,866
Greene King PLC                                                                                   1,963,555           41,472
Mitchells & Butlers PLC                                                                           7,367,844           38,532
Ekornes ASA                                                                                       1,455,425           33,194
Harrah's Entertainment, Inc.                                                                        525,000           30,723
Schibsted ASA                                                                                     1,295,600           28,278
Kesa Electricals PLC                                                                              5,298,114           26,467
Pacifica Group Ltd.(1)                                                                            9,300,000           25,600
SCMP Group Ltd.                                                                                   6,076,000            2,440
                                                                                                                     919,305

HEALTH CARE -- 1.41%
Bristol-Myers Squibb Co.                                                                         13,000,000          304,590
Sonic Healthcare Ltd.                                                                            13,348,349          101,343
Fisher & Paykel Healthcare Corp. Ltd.(1)                                                         30,425,000           60,501
Cochlear Ltd.                                                                                     2,480,600           46,016
                                                                                                                     512,450

INFORMATION TECHNOLOGY -- 0.85%
Microsoft Corp.                                                                                   9,475,000          265,205
Rotork PLC(1)                                                                                     5,500,000           44,345
                                                                                                                     309,550

MISCELLANEOUS -- 3.80%
Other common stock securities in initial period of acquisition                                                     1,387,297


TOTAL COMMON STOCKS (cost: $20,084,176,000)                                                                       25,118,267


PREFERRED STOCKS -- 0.03%

FINANCIALS -- 0.03%
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred(1)                           400,000           10,360

TOTAL PREFERRED STOCKS (cost: $10,000,000)                                                                            10,360



                                                                                        Shares or principal
CONVERTIBLE SECURITIES -- 1.62%                                                                      amount

TELECOMMUNICATION SERVICES -- 0.42%
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006                      Euro 82,250,000          121,475
ALLTEL Corp. 7.75% convertible preferred 2005                                                       350,000 units     17,745
CenturyTel, Inc. 6.875% ACES 2005                                                                   500,000 units     12,575
                                                                                                                     151,795

UTILITIES -- 0.34%
PG&E Corp. 9.50% convertible note 2010                                                          $28,000,000           72,625
American Electric Power Co., Inc. 9.25% convertible preferred 2005                                  560,000           26,645
Ameren Corp. 9.75% ACES convertible preferred 2005                                                  800,000 units     23,120
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004                                       46,500 units      2,496
                                                                                                                     124,886

FINANCIALS -- 0.23%
Suez 4.50% convertible preferred 2006                                                       Euro 27,200,000           38,754
UnumProvident Corp. 8.25%, ACES convertible 2006                                                  1,000,000 units     29,710
Chubb Corp. 7.00% convertible preferred 2006                                                        600,000 units     16,950
                                                                                                                      85,414

MATERIALS -- 0.19%
Temple-Inland Inc. 7.50% Upper DECS 2005                                                            690,000 units     35,984
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred(2)                                   35,000           32,920
                                                                                                                      68,904

CONSUMER DISCRETIONARY -- 0.11%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
     2032                                                                                           473,600           23,675
General Motors Corp., Series B, 5.25% convertible debentures 2032                                17,500,000           16,317
                                                                                                                      39,992


                                                                                                  Shares or     Market value
CONVERTIBLE SECURITIES                                                                     principal amount            (000)

CONSUMER STAPLES -- 0.08%
Albertson's, Inc. 7.25% convertible preferred 2007                                                1,200,000 units  $  29,448

HEALTH CARE -- 0.06%
Baxter International Inc. 7.00% convertible preferred 2006                                          400,000 units     20,568

INDUSTRIALS -- 0.05%
Northrop Grumman Corp. 7.25% convertible preferred 2004                                             100,000 units     10,241
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031(2)                                   100,000            7,825
                                                                                                                      18,066

MISCELLANEOUS -- 0.14%
Other convertible securities in initial period of acquisition                                                         51,300


TOTAL CONVERTIBLE SECURITIES (cost: $551,478,000)                                                                    590,373


                                                                                           Principal amount
BONDS AND NOTES -- 23.40%                                                                             (000)

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -- 5.04%
U.S. Treasury Obligations 5.75% 2005                                                              $  15,000           15,537
U.S. Treasury Obligations 6.50% 2005                                                                 60,000           62,015
U.S. Treasury Obligations 6.50% 2005                                                                  7,500            7,675
U.S. Treasury Obligations 6.75% 2005                                                                105,000          107,576
U.S. Treasury Obligations 7.50% 2005                                                                 98,000           99,546
U.S. Treasury Obligations 10.75% 2005                                                               259,000          276,280
U.S. Treasury Obligations 6.875% 2006                                                               100,000          106,750
U.S. Treasury Obligations 7.00% 2006                                                                 81,000           87,100
U.S. Treasury Obligations 9.375% 2006                                                               130,000          141,619
U.S. Treasury Obligations 3.25% 2007                                                                 31,520           31,929
U.S. Treasury Obligations 3.375% 2007(3)                                                             11,960           12,815
U.S. Treasury Obligations 6.125% 2007                                                                75,000           81,715
U.S. Treasury Obligations 6.25% 2007                                                                 75,000           80,988
U.S. Treasury Obligations 3.625% 2008(3)                                                             58,646           64,675
U.S. Treasury Obligations 10.375% 2009                                                               75,000           75,211
U.S. Treasury Obligations 12.75% 2010                                                               100,000          110,672
U.S. Treasury Obligations 13.875% 2011                                                               44,500           52,204
U.S. Treasury Obligations Principal Strip 0% 2018                                                    12,060            6,344
U.S. Treasury Obligations 6.375% 2027                                                                 9,000           10,884
U.S. Treasury Obligations Principal Strip 0% 2029                                                     6,500            1,855
Freddie Mac 7.00% 2005                                                                               46,000           47,473
Freddie Mac 5.25% 2006                                                                               80,000           82,641
Freddie Mac 5.125% 2008                                                                              25,000           26,664
Freddie Mac 5.75% 2009                                                                               75,000           81,862
Freddie Mac 4.50% 2014                                                                               10,000           10,068
Fannie Mae 7.125% 2005                                                                               50,000           50,702
Fannie Mae 5.50% 2006                                                                                50,000           51,884
Fannie Mae 7.125% 2007                                                                               50,000           54,796
                                                                                                                   1,839,480

MORTGAGE-BACKED OBLIGATIONS(4) -- 3.68%
Fannie Mae 11.00% 2015                                                                                  818              949
Fannie Mae 6.00% 2016                                                                                 1,361            1,431
Fannie Mae 7.00% 2016                                                                                   205              218
Fannie Mae 11.00% 2016                                                                                  464              541
Fannie Mae 6.00% 2017                                                                                19,656           20,662
Fannie Mae 6.00% 2017                                                                                 5,346            5,620
Fannie Mae 6.00% 2017                                                                                 3,177            3,340
Fannie Mae 6.00% 2017                                                                                 2,366            2,487
Fannie Mae 6.00% 2017                                                                                   974            1,024
Fannie Mae 6.00% 2017                                                                                   646              679
Fannie Mae 5.00% 2018                                                                                 3,294            3,373
Fannie Mae 11.00% 2018                                                                                1,027            1,199
Fannie Mae 5.50% 2016                                                                                48,440           50,158
Fannie Mae 11.00% 2020                                                                                  526              602
Fannie Mae 10.50% 2021                                                                                  163              190
Fannie Mae, Series 2002-W7, Class A-2, 4.80% 2022                                                        79               79
Fannie Mae 10.50% 2022                                                                                1,016            1,159
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                       922            1,000
Fannie Mae 7.50% 2029                                                                                   186              200
Fannie Mae 7.00% 2030                                                                                   734              782
Fannie Mae 6.50% 2031                                                                                 1,726            1,818
Fannie Mae 6.50% 2031                                                                                 1,488            1,568
Fannie Mae 6.50% 2031                                                                                   623              656
Fannie Mae 7.00% 2031                                                                                   721              767
Fannie Mae 7.50% 2031                                                                                   762              818
Fannie Mae 7.50% 2031                                                                                   136              146
Fannie Mae 6.50% 2032                                                                                 1,024            1,079
Fannie Mae 6.50% 2032                                                                                   482              508
Fannie Mae 7.00% 2032                                                                                 1,049            1,116
Fannie Mae 3.81% 2033(5)                                                                             23,837           23,926
Fannie Mae 4.042% 2033(5)                                                                             3,821            3,863
Fannie Mae 4.20% 2033(5)                                                                              5,792            5,869
Fannie Mae 5.00% 2033                                                                                 6,888            6,880
Fannie Mae 6.50% 2033                                                                                10,814           11,388
Fannie Mae 6.00% 2034                                                                                92,110           95,507
Fannie Mae 6.50% 2034                                                                                17,234           18,148
Fannie Mae, Series 2003-W10, Class 1A-2B, 3.112% 2037                                                 9,726            9,708
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041                                                      1,101            1,178
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1,
     7.50% 2032                                                                                      11,744           12,092
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1,
     7.50% 2032                                                                                       4,891            5,041
CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class II-A-2,
     4.002% 2033(5)                                                                                   4,998            5,001
CS First Boston Mortgage Securities Corp., Series 2003-23, Class V-A-1,
     6.00% 2033                                                                                      14,440           14,778
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1,
     6.50% 2033                                                                                       6,003            6,215
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1,
     7.00% 2033                                                                                      16,277           17,065
CS First Boston Mortgage Securities Corp., Series 2004-AR8, Class 2-A-1,
     4.67% 2034(5)                                                                                   14,600           14,729
CS First Boston Mortgage Securities Corp., Series 2003-AR30, Class II-A-1,
     4.733% 2034(5)                                                                                  42,333           42,729
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1,
     4.797% 2034(5)                                                                                  20,640           20,828
CS First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2-A-1,
     4.90% 2034(5)                                                                                    9,678            9,813
CS First Boston Mortgage Securities Corp., Series 2004-3, Class IV-A-1,
     6.00% 2034                                                                                       8,402            8,628
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3,
     6.238% 2034                                                                                     11,000           11,837
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3,
     6.38% 2035                                                                                      18,000           19,961
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-1
     3.466% 2039                                                                                     15,626           15,688
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040                        6,550            7,262
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.026% 2033(5)                                   12,070           12,088
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.153% 2033(5)                                   7,193            7,188
Bear Stearns ARM Trust, Series 2004-3, Class II-A, 4.343% 2034(5)                                    38,394           38,419
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.509% 2034(5)                                 15,494           15,547
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 5.058% 2034(5)                                 19,468           19,638
Bear Stearns ARM Trust, Series 2004-9, Class I-2-A-3, 5.08% 2034(5)                                  17,400           17,684
Bear Stearns ARM Trust, Series 2004-6, Class II-A-1, 5.198% 2034(5)                                   2,514            2,561
Bear Stearns ARM Trust, Series 2003-8, Class III-A-1, 5.216% 2034(5)                                 27,389           27,614
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.794% 2033(5)                            5,416            5,387
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.895% 2033(5)                         19,238           19,456
CHL Mortgage Pass-Through Trust, Series 2004-7, Class 3-A-1, 4.101% 2034(5)                           9,564            9,439
CHL Mortgage Pass-Through Trust, Series 2004-22, Class A-2, 4.739% 2034(5)                            6,941            7,001
CHL Mortgage Pass-Through Trust, Series 2004-12, Class 12-A-1, 4.909% 2034(5)                        23,143           23,420
CHL Mortgage Pass-Through Trust, Series 2004-12, Class 13-A-1, 4.929% 2034(5)                        12,467           12,622
CHL Mortgage Pass-Through Trust, Series 2003-60, Class 2-A-1, 5.017% 2034(5)                         10,675           10,806
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.264% 2034(5)                          9,945           10,166
Freddie Mac 6.00% 2017                                                                                  934              982
Freddie Mac 4.50% 2018                                                                                8,783            8,833
Freddie Mac 5.00% 2018                                                                               18,407           18,840
Freddie Mac 6.50% 2032                                                                               10,000           10,527
Freddie Mac 7.50% 2032                                                                                5,416            5,819
Freddie Mac 6.00% 2034                                                                               42,000           43,496
Freddie Mac 6.50% 2034                                                                                4,400            4,640
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                    4,717            4,684
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A,
     5.50% 2019                                                                                      14,528           14,924
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7,
     3.842% 2033(5)                                                                                  13,382           13,251
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A,
     4.03% 2033(5)                                                                                    6,340            6,336
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1,
     4.364% 2033(5)                                                                                  19,830           19,906
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A,
     4.229% 2034(5)                                                                                   3,648            3,598
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A,
     4.71% 2034(5)                                                                                   30,921           31,159
Citigroup Mortgage Loan Trust, Series 2004-HYB1, Class A-3-1, 4.55% 2034(5)                          71,713           72,652
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-1,
     6.025% 2030                                                                                      9,755           10,166
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1,
     7.543% 2032                                                                                     15,731           17,145
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-1,
     7.656% 2032                                                                                      5,982            5,997
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2,
     7.757% 2032                                                                                      7,500            8,694
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1,
     3.734% 2033(5)                                                                                   2,544            2,540
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1,
     4.088% 2033(5)                                                                                  10,920           10,911
Banc of America Mortgage Securities Trust, Series 2003-D, Class 2-A-1,
     4.183% 2033(5)                                                                                   9,349            9,371
Banc of America Mortgage Securities Trust, Series 2003-E, Class 2-A-2,
     4.35% 2033(5)                                                                                    6,044            6,071
Banc of America Mortgage Securities Trust, Series 2003-I, Class 3-A-1,
     4.544% 2033(5)                                                                                   4,202            4,187
Banc of America Mortgage Securities Trust, Series 2004-B, Class 1-A-1,
     3.432% 2034(5)                                                                                   6,030            6,015
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033                          14,756           15,750
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038                           13,250           14,605
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.722% 2034(5)                              29,672           30,258
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-1,
     4.482% 2006                                                                                      8,617            8,741
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1,
     7.46% 2008                                                                                      17,233           18,874
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-1,
     5.02% 2035                                                                                      13,441           13,797
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1,
     3.98% 2036                                                                                       9,306            9,361
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1,
     Class A-1, 3.972% 2039                                                                          18,991           19,051
Wells Fargo Mortgage Backed Securities Trust, Series 2004-7, Class II-A-1,
     4.50% 2019                                                                                       9,823            9,764
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A-1,
     4.743% 2033(5)                                                                                   8,442            8,466
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class A-1,
     6.80% 2031                                                                                      17,195           18,142
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class D, 6.974% 2030                      15,595           16,644
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033                                    15,169           16,328
Merrill Lynch Mortgage Investors, Inc., Series 2003-A6, Class II-A,
     4.27% 2033(5)                                                                                    7,926            7,928
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1,
     4.67% 2034(5)                                                                                    8,265            8,176
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class B, 2.918% 2016(2),(5)                        13,000           13,044
Banc of America Commercial Mortgage Inc., Series 2002-2, Class A-1, 3.366% 2043                      10,456           10,512
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015(2)                                    9,512           10,248
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-6, 5.50% 2034                           9,312            9,465
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.528% 2027(2),(5)                       3,453            3,728
Structured Asset Securities Corp., Series 2003-17A, Class 3-A1, 4.01% 2033(5)                         4,140            4,135
Government National Mortgage Assn. 6.50% 2034                                                         1,300            1,374
                                                                                                                   1,340,474

FINANCIALS -- 3.52%
AIG SunAmerica Global Financing II 7.60% 2005(2)                                                     20,000           20,617
ASIF Global Financing XXVIII 1.74% 2007(2),(5)                                                        7,000            7,003
International Lease Finance Corp., Series P, 3.125% 2007                                              5,000            4,976
International Lease Finance Corp. 4.35% 2008                                                         28,500           28,979
International Lease Finance Corp. 4.50% 2008                                                         12,000           12,305
International Lease Finance Corp. 3.50% 2009                                                          2,000            1,955
International Lease Finance Corp., Series O, 4.55% 2009                                               4,600            4,678
International Lease Finance Corp. 6.375% 2009                                                         7,500            8,191
Household Finance Corp. 8.00% 2005                                                                   15,206           15,648
Household Finance Corp. 6.50% 2006                                                                   20,000           20,911
Household Finance Corp. 5.75% 2007                                                                   11,000           11,633
Household Finance Corp. 4.125% 2008                                                                   6,000            6,097
Household Finance Corp. 6.40% 2008                                                                   30,000           32,880
Prudential Financial, Inc. 4.104% 2006                                                               15,000           15,283
Prudential Insurance Co. of America 6.375% 2006(2)                                                   35,445           37,693
Prudential Funding LLC 6.60% 2008(2)                                                                 12,412           13,691
Prudential Holdings, LLC, Series C, 8.695% 2023(2),(4)                                               15,000           19,367
EOP Operating LP 6.625% 2005                                                                            500              506
EOP Operating LP 8.375% 2006                                                                            600              643
EOP Operating LP 7.75% 2007                                                                          45,000           50,348
EOP Operating LP 6.75% 2008                                                                           9,195           10,045
Spieker Properties, L.P. 6.75% 2008                                                                   3,500            3,833
Spieker Properties, LP 7.125% 2009                                                                    2,000            2,250
EOP Operating LP 4.65% 2010                                                                          17,500           17,797
USA Education, Inc. 5.625% 2007                                                                      38,000           40,085
SLM Corp., Series A, 3.625% 2008                                                                     10,000           10,068
SLM Corp., Series A, 4.00% 2009                                                                      10,000           10,065
SLM Corp., Series A, 4.19% 2009(5)                                                                   10,000           10,177
SLM Corp., Series A, 5.375% 2014                                                                     10,000           10,394
Monumental Global Funding Trust II, Series 2001-B, 6.05% 2006(2)                                     25,000           26,045
Monumental Global Funding II, Series 2003-F, 3.45% 2007(2)                                           10,000           10,203
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007(2)                                     40,000           42,042
BankAmerica Corp., Series I, 7.125% 2005                                                              1,500            1,537
BankAmerica Corp. 7.125% 2006                                                                         1,000            1,065
Bank of America Corp. 5.25% 2007                                                                     20,000           20,970
BankBoston NA 7.00% 2007                                                                              7,500            8,292
Bank of America Corp. 3.875% 2008                                                                     4,400            4,476
BankAmerica Corp. 5.875% 2009                                                                         7,500            8,150
Bank of America Corp. 4.25% 2010                                                                     10,000           10,083
Bank of America Corp. 4.375% 2010                                                                     8,000            8,121
BankAmerica Corp. 7.125% 2011                                                                         1,750            2,023
Bank of America Corp. 4.875% 2012                                                                     2,000            2,057
Bank One, National Association 5.50% 2007                                                            20,000           21,113
J.P. Morgan Chase & Co. 3.50% 2009                                                                    5,000            4,958
J.P. Morgan & Co. Inc., Series A, 6.00% 2009                                                         10,000           10,820
J.P. Morgan Chase & Co. 4.50% 2010                                                                   20,000           20,469
Allstate Corp. 5.375% 2006                                                                           20,000           20,946
Allstate Financial Global Funding LLC 5.25% 2007(2)                                                  15,000           15,681
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009                                        13,000           13,361
MBNA Corp. 5.625% 2007                                                                               26,000           27,611
MBNA America Bank, National Association 5.375% 2008                                                  15,500           16,344
MBNA Corp., Series B, 2.494% 2027(5)                                                                  5,000            4,733
Washington Mutual, Inc. 2.40% 2005                                                                    7,000            6,983
Washington Mutual, Inc. 7.50% 2006                                                                   34,000           36,657
Wells Fargo & Co. 5.125% 2007                                                                        27,500           28,710
Wells Fargo & Co. 3.50% 2008                                                                         10,000           10,050
United Dominion Realty Trust, Inc., Series E, 4.50% 2008                                              4,500            4,660
United Dominion Realty Trust, Inc. 6.50% 2009                                                        28,925           31,666
Developers Diversified Realty Corp. 3.875% 2009                                                      15,000           14,790
Developers Diversified Realty Corp. 4.625% 2010                                                      19,750           19,826
Capital One Bank 6.875% 2006                                                                         15,000           15,748
Capital One Financial Corp. 7.125% 2008                                                               5,750            6,364
Capital One Bank 5.75% 2010                                                                          10,500           11,235
Simon Property Group, LP 6.375% 2007                                                                  5,000            5,404
Simon Property Group, LP 5.375% 2008                                                                  2,000            2,108
Simon Property Group, LP 3.75% 2009                                                                  15,500           15,320
Simon Property Group, LP 4.875% 2010                                                                  5,000            5,118
Simon Property Group, LP 4.875% 2010(2)                                                               2,500            2,552
Nationwide Life Insurance Co. 5.35% 2007(2)                                                          27,500           28,799
Hospitality Properties Trust 7.00% 2008                                                               3,000            3,247
Hospitality Properties Trust 6.75% 2013                                                              18,925           20,692
CIT Group Inc. 3.375% 2009                                                                            5,000            4,903
CIT Group Inc. 6.875% 2009                                                                           16,000           18,064
American Express Credit Corp. 3.00% 2008                                                              5,000            4,932
American Express Co. 4.75% 2009                                                                      15,000           15,627
Mangrove Bay Pass Through Trust 6.102% 2033(2),(5)                                                   19,490           20,021
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007(2)                                   20,000           19,951
Kimco Realty Corp., Series A, 6.73% 2005                                                             10,120           10,399
Price REIT, Inc. 7.50% 2006                                                                           2,900            3,169
Kimco Realty Corp., Series C, 3.95% 2008                                                              3,000            3,025
Kimco Realty Corp. 6.00% 2012                                                                         2,000            2,155
Archstone-Smith Operating Trust 5.00% 2007                                                            5,000            5,185
Archstone-Smith Operating Trust 5.625% 2014                                                          11,750           12,284
ERP Operating LP 4.75% 2009                                                                           6,360            6,558
ERP Operating LP 6.95% 2011                                                                           8,200            9,321
ERP Operating LP 6.625% 2012                                                                          1,250            1,401
Rouse Co. 3.625% 2009                                                                                 5,000            4,669
Rouse Co. 7.20% 2012                                                                                  7,865            8,383
Rouse Co. 5.375% 2013                                                                                 4,000            3,778
ING Security Life Institutional Funding 2.70% 2007(2)                                                15,000           14,812
Westfield Capital Corp. Ltd. and WT Finance (Aust) Pty Ltd. and WEA Finance
     LLC 4.375% 2010(2)                                                                              14,500           14,504
Genworth Financial, Inc. 4.75% 2009                                                                  13,795           14,286
Commercial Credit Co. 6.625% 2006                                                                     1,975            2,128
Citigroup Inc. 5.125% 2014                                                                           10,000           10,368
Principal Life Global Funding I 4.40% 2010(2)                                                        10,000           10,099
Popular North America, Inc., Series E, 3.875% 2008                                                   10,000           10,057
Colonial Realty LP 4.80% 2011                                                                         9,000            8,860
Signet Bank 7.80% 2006                                                                                7,760            8,489
PNC Funding Corp. 5.75% 2006                                                                          7,500            7,858
Boston Properties LP 6.25% 2013                                                                       6,500            7,083
Lincoln National Corp. 5.25% 2007                                                                     6,145            6,442
Federal Realty Investment Trust 6.125% 2007                                                           4,500            4,808
Federal Realty Investment Trust 8.75% 2009                                                            1,000            1,197
Zions Bancorporation 6.00% 2015                                                                       4,000            4,299
Independence Community Bank 3.75% 2014(5)                                                             4,000            3,904
ACE Capital Trust II 9.70% 2030                                                                       2,000            2,616
Abbey National PLC 6.70% (undated)(5)                                                                    70               77
                                                                                                                   1,284,859

CONSUMER DISCRETIONARY -- 2.71%
Ford Motor Credit Co. 7.60% 2005                                                                     20,000           20,686
Ford Motor Credit Co. 6.875% 2006                                                                    17,000           17,680
Ford Motor Credit Co. 6.50% 2007                                                                      6,000            6,307
Ford Motor Credit Co. 7.20% 2007                                                                      5,000            5,407
Ford Motor Credit Co. 5.80% 2009                                                                      4,750            4,905
Ford Motor Credit Co. 7.375% 2009                                                                    25,000           27,218
Ford Motor Credit Co. 7.875% 2010                                                                    36,000           39,993
Ford Motor Credit Co. 7.375% 2011                                                                    25,000           27,154
General Motors Acceptance Corp. 7.50% 2005                                                           25,000           25,832
General Motors Acceptance Corp. 4.50% 2006                                                            5,000            5,076
General Motors Acceptance Corp. 6.75% 2006                                                            8,000            8,282
General Motors Acceptance Corp. 6.125% 2007                                                           9,750           10,176
General Motors Acceptance Corp. 7.75% 2010                                                           25,145           27,473
General Motors Acceptance Corp. 6.875% 2011                                                          17,000           17,721
General Motors Acceptance Corp. 7.25% 2011                                                           30,000           31,895
Viacom Inc. 5.625% 2007                                                                              25,000           26,563
Viacom Inc. 7.70% 2010                                                                               25,000           29,403
Viacom Inc. 6.625% 2011                                                                              10,000           11,290
AOL Time Warner Inc. 6.15% 2007                                                                      15,000           16,055
Time Warner Inc. 8.18% 2007                                                                          20,000           22,520
AOL Time Warner Inc. 6.875% 2012                                                                     20,000           22,783
DaimlerChrysler North America Holding Corp. 6.40% 2006                                               28,000           29,450
DaimlerChrysler North America Holding Corp. 4.05% 2008                                                6,480            6,529
DaimlerChrysler North America Holding Corp. 4.75% 2008                                               11,520           11,877
DaimlerChrysler North America Holding Corp. 7.20% 2009                                                3,000            3,386
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                7,500            8,764
Clear Channel Communications, Inc. 6.00% 2006                                                         7,000            7,350
Clear Channel Communications, Inc. 6.625% 2008                                                        8,245            8,922
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                     29,000           32,999
Clear Channel Communications, Inc. 5.50% 2014                                                         7,000            7,077
Comcast Cable Communications, Inc. 8.375% 2007                                                       26,000           29,098
Comcast Cable Communications, Inc. 6.875% 2009                                                       18,000           20,157
Liberty Media Corp. 3.50% 2006                                                                        7,000            7,010
Liberty Media Corp. 7.875% 2009                                                                      29,250           33,063
Cox Radio, Inc. 6.625% 2006                                                                          37,567           39,193
Univision Communications Inc. 2.875% 2006                                                            13,000           12,887
Univision Communications Inc. 3.875% 2008                                                             4,100            4,103
Univision Communications Inc. 7.85% 2011                                                             13,900           16,485
May Department Stores Co. 4.80% 2009(2)                                                              28,000           28,713
May Department Stores Co. 5.75% 2014(2)                                                               2,000            2,069
Toys "R" Us, Inc. 6.875% 2006                                                                         5,000            5,212
Toys "R" Us, Inc. 7.625% 2011                                                                         7,500            7,575
Toys "R" Us, Inc. 7.875% 2013                                                                        17,760           17,893
Cox Communications, Inc. 7.75% 2006                                                                  22,351           24,108
Lowe's Companies, Inc. 7.50% 2005                                                                    10,096           10,645
Lowe's Companies, Inc., Series B, 6.70% 2007                                                          5,455            5,984
Lowe's Companies, Inc. 8.25% 2010                                                                     5,455            6,628
Harrah's Operating Co., Inc. 7.125% 2007                                                              6,000            6,530
Harrah's Operating Co., Inc. 7.50% 2009                                                              10,000           11,252
Harrah's Operating Co., Inc. 5.50% 2010                                                               4,325            4,518
Hilton Hotels Corp. 7.625% 2008                                                                       4,000            4,486
Hilton Hotels Corp. 7.20% 2009                                                                        8,412            9,505
Hilton Hotels Corp. 8.25% 2011                                                                        5,645            6,738
Hilton Hotels Corp. 7.625% 2012                                                                       1,000            1,178
Pulte Homes, Inc. 4.875% 2009                                                                        12,000           12,291
Pulte Homes, Inc. 8.125% 2011                                                                         7,500            8,804
Office Depot, Inc. 6.25% 2013                                                                        19,000           20,425
Carnival Corp. 3.75% 2007                                                                             6,000            6,051
Carnival Corp. 6.15% 2008                                                                            11,600           12,575
Ryland Group, Inc. 9.75% 2010                                                                        16,130           17,783
Hyatt Equities, LLC 6.875% 2007(2)                                                                   15,605           16,671
Lennar Corp., Series B, 9.95% 2010                                                                   12,125           13,185
MGM Mirage, Inc. 8.50% 2010                                                                          10,000           11,550
Target Corp. 3.375% 2008                                                                              1,650            1,653
Target Corp. 5.375% 2009                                                                              7,500            8,029
Kohl's Corp. 6.30% 2011                                                                               7,500            8,329
Delphi Automotive Systems Corp. 6.50% 2009                                                            1,200            1,259
Delphi Corp. 6.50% 2013                                                                               4,000            4,025
Delphi Trust II, trust preferred securities, 6.197% 2033(5)                                           2,750            2,758
Lear Corp., Series B, 8.11% 2009                                                                      3,865            4,442
Marriott International, Inc., Class C, 7.875% 2009                                                    2,000            2,327
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007                                                 1,500            1,622
                                                                                                                     989,582

TELECOMMUNICATION SERVICES -- 1.84%
AT&T Wireless Services, Inc. 7.50% 2007                                                              18,575           20,487
AT&T Wireless Services, Inc. 7.875% 2011                                                             48,200           57,494
Tritel PCS, Inc. 10.375% 2011                                                                        47,364           53,802
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                      91,600           96,057
Sprint Capital Corp. 6.00% 2007                                                                      15,000           15,870
Sprint Capital Corp. 6.375% 2009                                                                      8,000            8,793
Sprint Capital Corp. 7.625% 2011                                                                     57,000           66,749
Deutsche Telekom International Finance BV 8.25% 2005(5)                                              20,000           20,689
Deutsche Telekom International Finance BV 3.875% 2008                                                10,375           10,464
Deutsche Telekom International Finance BV 8.50% 2010(5)                                              26,500           31,963
Deutsche Telekom International Finance BV 8.75% 2030(5)                                              13,900           18,397
France Telecom 7.95% 2006(5)                                                                         12,000           12,770
France Telecom 8.50% 2011(5)                                                                         31,750           38,181
British Telecommunications PLC 7.00% 2007                                                            18,000           19,593
British Telecommunications PLC 8.375% 2010(5)                                                        23,250           28,248
Koninklijke KPN NV 7.50% 2005                                                                        29,007           30,275
Koninklijke KPN NV 8.00% 2010                                                                        13,250           15,876
SBC Communications Inc. 5.75% 2006                                                                   19,900           20,776
SBC Communications 4.125% 2009                                                                       10,000           10,061
SBC Communications, Inc. 6.25% 2011                                                                  10,000           11,055
Telecom Italia Capital SA, Series A, 4.00% 2008                                                       5,750            5,794
Telecom Italia Capital SA, Series B, 5.25% 2013                                                      13,650           14,001
Telefonos de Mexico, SA de CV 8.25% 2006                                                             15,000           15,986
Singapore Telecommunications Ltd. 6.375% 2011(2)                                                      7,175            8,024
Singapore Telecommunications Ltd. 6.375% 2011                                                         6,575            7,353
Telefonica Europe BV 7.35% 2005                                                                      10,000           10,411
Qwest Services Corp. 13.00% 2007(2)                                                                   8,840           10,166
Vodafone Group PLC 5.375% 2015                                                                        8,000            8,385
PCCW-HKT Capital Ltd. 8.00% 2011(2),(5)                                                               2,450            2,838
PCCW-HKT Capital Ltd. 8.00% 2011                                                                      1,800            2,085
                                                                                                                     672,643

ASSET-BACKED OBLIGATIONS(4) -- 1.71%
Metris Master Trust, Series 2000-3, Class A, 2.17% 2009(5)                                           18,000           17,963
Metris Master Trust, Series 2001-2, Class A, 2.23% 2009(5)                                           41,500           41,408
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured,
     2.89% 2009(2)                                                                                    3,982            3,952
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured,
     3.50% 2009(2)                                                                                    8,276            8,338
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured,
     3.52% 2009(2)                                                                                    2,454            2,454
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured,
     3.87% 2010(2)                                                                                   10,000           10,058
CPS Auto Receivables Trust, Series 2004-B, Class A-2, 3.56% 2011(2)                                  34,000           34,239
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4,
     FSA insured, 3.55% 2009                                                                         32,000           32,282
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4,
     FSA insured, 3.48% 2010                                                                         20,000           20,209
AmeriCredit Automobile Receivables Trust, Series 2004-B-M, Class A-4, MBIA
     insured, 2.67% 2011                                                                              5,000            4,920
Consumer Credit Reference Index Securities Program Trust,
     Series 2002-1A, Class A, AMBAC insured, 3.919% 2007(2),(5),(6)                                  35,000           35,483
CWABS, Inc., Series 2004-10, Class 2-AV-2, 2.283% 2033(5)                                            35,000           35,022
MBNA Master Credit Card Trust II, Series 2000-I, Class A, 6.90% 2008                                 25,000           25,881
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 2.47% 2013(5)                               5,000            5,069
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                   10,000           10,794
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009                                   16,190           18,157
MMCA Auto Owner Trust, Series 2000-2, Class B, 7.42% 2005                                             1,009            1,011
MMCA Auto Owner Trust, Series 2001-3, Class B, 2.82% 2008(5)                                          1,336            1,327
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009                                           4,000            3,998
MMCA Auto Owner Trust, Series 2002-3, Class A-4, 3.57% 2009                                          10,000           10,047
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010                                          10,000           10,071
MMCA Auto Owner Trust, Series 2002-2, Class B, 4.67% 2010                                             1,509            1,494
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-3, FGIC insured,
     4.45% 2034                                                                                      25,881           26,289
Drive Auto Receivables Trust, Series 2003-1, Class A-3, MBIA insured,
     2.41% 2007(2)                                                                                    9,000            8,976
Drive Auto Receivables Trust, Series 2004-A, Class A-4, MBIA insured,
     4.14% 2010(2)                                                                                   14,000           14,269
Drivetime Auto Owner Trust, Series 2004-A, Class A-3, XLCA insured,
     2.419% 2008(2)                                                                                   6,250            6,174
Drivetime Auto Owner Trust, Series 2004-B, Class A-3 3.475% 2009(2)                                  16,656           16,778
Impac CMB Trust, Series 2004-6, Class 1-A-1, 2.333% 2034(5)                                          13,909           13,911
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 2.533% 2034(5)                                     8,682            8,718
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured,
     3.69% 2011(2)                                                                                   20,000           20,012
Home Equity Asset Trust, Series 2004-7, Class M-2, 2.593% 2035(5)                                    20,000           20,000
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A4,
     2.26% 2034(5)                                                                                   19,950           19,950
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class C,
     2.87% 2013(5)                                                                                   15,000           15,209
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 201                      14,850           14,885
Triad Automobile Receivables Trust, Series 2002-A, Class A-3, AMBAC insured,
     2.62% 2007                                                                                       3,700            3,707
Triad Automobile Receivables Owner Trust, Series 2002-1, Class A-3, AMBAC
     insured, 3.00% 2009(2)                                                                           8,674            8,705
Capital One Multi-asset Execution Trust, Series 2003-1, Class A, 2.26% 2009(5)                        8,000            8,042
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 1.579% 2019(2),(5)                       7,932            7,932
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023                               7,500            7,694
SeaWest Securitization, LLC, Series 2002-A, Class A-3, XLCA insured,
     3.58% 2008(2)                                                                                      588              590
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured,
     2.84% 2009(2)                                                                                    6,944            6,958
Residential Asset Securities Corp. Trust, Series 2002-KS8, Class A-3,
     AMBAC insured, 3.69% 2027                                                                        7,198            7,211
California Infrastructure and Economic Development Bank, Special Purpose Trust,
     SCE-1, Series 1997-1, Class A-6, 6.38% 2008                                                      4,813            4,996
California Infrastructure and Economic Development Bank, Special Purpose Trust,
     PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                                     1,755            1,819
Green Tree Financial Corp., Series 1998-4, Class A-5, 6.18% 2030                                      5,943            6,093
Banco Itau SA, Series 2002-2, XLCA insured, 2.73% 2006(2),(5)                                         6,000            5,970
First Investors Auto Owners Trust, Series 2003-A, Class A, MBIA insured,
     2.58% 2011(2)                                                                                    5,963            5,952
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured,
     3.03% 2010                                                                                       5,667            5,691
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 2.31% 2030(5)                        5,000            5,047
Navistar Financial Owner Trust, Series 2004-A, Class B, 2.46% 2011                                    4,438            4,382
Pass-through Amortizing Credit Card Trusts, Series 2002-1A, Class A-3FX,
     6.298% 2012(2),(6)                                                                               3,937            3,955
Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A-6,
     3.40% 2033                                                                                       2,000            1,900
Long Beach Mortgage Loan Trust, Series 2000-1, Class AF-3, 7.434% 2031                                1,783            1,824
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4, MBIA
     insured, 7.33% 2006(2)                                                                           1,230            1,236
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007(2)                           1,150            1,151
Ameriquest Mortgage Securities Inc., Series 2003-5, Class A-2, 2.43% 2033                             1,138            1,138
NPF XII, Inc., Series 2001-1A, Class A, 1.989% 2006(2),(5),(6),(7)                                    3,000              281
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007(2),(6),(7)                                          5,000              469
                                                                                                                     622,091

HEALTH CARE -- 1.05%
Cardinal Health, Inc. 6.75% 2011                                                                     92,250          100,862
Health Net, Inc. 8.375% 2011(5)                                                                      38,545           46,785
Wyeth 4.375% 2008(5)                                                                                 22,790           23,183
Wyeth 5.50% 2013(5)                                                                                  22,025           22,701
Hospira, Inc. 4.95% 2009                                                                             28,050           28,787
Hospira, Inc. 5.90% 2014                                                                             15,000           15,792
UnitedHealth Group Inc. 7.50% 2005                                                                   10,770           11,243
UnitedHealth Group Inc. 3.75% 2009                                                                   15,000           14,950
UnitedHealth Group Inc. 4.125% 2009                                                                  12,000           12,098
Columbia/HCA Healthcare Corp. 6.91% 2005                                                              4,595            4,674
HCA Inc. 7.125% 2006                                                                                 25,991           27,273
Columbia/HCA Healthcare Corp. 7.25% 2008                                                              5,000            5,326
Schering-Plough Corp. 5.30% 2013                                                                     18,200           18,910
Aetna Inc. 7.375% 2006                                                                               17,250           18,190
Humana Inc. 7.25% 2006                                                                               12,850           13,646
Johnson & Johnson 8.72% 2024                                                                         12,330           12,868
Universal Health Services, Inc. 6.75% 2011                                                            5,000            5,538
                                                                                                                     382,826

UTILITIES -- 0.97%
Duke Energy Corp. First and Ref. Mortgage Bonds, Series A, 3.75% 2008                                10,000           10,086
Duke Capital Corp. 7.50% 2009                                                                        40,000           45,749
Duke Capital LLC 5.668% 2014                                                                          6,000            6,225
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                           6,000            6,281
Dominion Resources, Inc., Series B, 4.125% 2008                                                      10,000           10,162
Dominion Resources, Inc., Series 2002-D, 5.125% 2009                                                 15,561           16,279
Dominion Resources, Inc., Series 2000-A, 8.125% 2010                                                 15,000           17,876
Dominion Resources, Inc., Series 2002-C, 5.70% 2012(5)                                                4,250            4,511
NiSource Finance Corp. 7.625% 2005                                                                   32,285           33,848
NiSource Finance Corp. 6.15% 2013                                                                     3,000            3,284
NiSource Finance Corp. 5.40% 2014                                                                    17,000           17,589
Cilcorp Inc. 8.70% 2009                                                                              17,025           20,446
AmerenEnergy Generating Co., Series D, 8.35% 2010                                                     5,000            5,987
Union Electric Co. 4.65% 2013                                                                         4,250            4,264
Cilcorp Inc. 9.375% 2029                                                                              5,000            7,027
PSEG Power LLC 3.75% 2009                                                                            10,000            9,842
PSEG Power LLC 7.75% 2011                                                                            22,500           26,301
Commonwealth Edison Co., Series 99, 3.70% 2008                                                        2,750            2,790
Exelon Corp. 6.75% 2011                                                                               2,000            2,257
Exelon Generation Co., LLC 6.95% 2011                                                                21,600           24,632
Alabama Power Co., Senes Y, 2.80% 2006                                                                5,000            4,985
Alabama Power Co., Series X, 3.125% 2008                                                              1,800            1,780
Alabama Power Co., Series R, 4.70% 2010                                                               1,750            1,803
Southern Power Co., Series B, 6.25% 2012                                                              6,000            6,601
Alabama Power Co., Series Q, 5.50% 2017                                                               4,000            4,207
Oncor Electric Delivery Co. 6.375% 2012                                                              13,725           15,251
Constellation Energy Group, Inc. 6.125% 2009                                                         11,000           12,024
Progress Energy, Inc. 6.85% 2012                                                                      4,000            4,494
Progress Energy Florida, Inc., First Mortgage Bonds 4.80% 2013                                        5,000            5,057
Equitable Resources, Inc. 5.15% 2012                                                                  2,500            2,616
Equitable Resources, Inc. 5.15% 2018                                                                  3,125            3,160
Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% 2011                             5,500            5,551
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12,
     4.875% 2013                                                                                      5,000            5,120
Centerpoint Energy Resources Corp., Series B, 7.875% 2013                                             3,000            3,592
MidAmerican Energy Co. 5.125% 2013                                                                    1,500            1,568
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011                                        1,000              996
                                                                                                                     354,241

INDUSTRIALS -- 0.94%
General Electric Capital Corp., Series A, 5.00% 2007                                                 47,500           49,762
General Electric Capital Corp. 4.25% 2008                                                            10,000           10,289
Tyco International Group SA 6.375% 2005                                                              20,000           20,459
Tyco International Group SA 6.125% 2008                                                              25,500           27,791
Tyco International Group SA 6.125% 2009                                                               7,000            7,644
Cendant Corp. 6.875% 2006                                                                            14,525           15,482
Cendant Corp. 6.25% 2008                                                                             15,750           17,009
Cendant Corp. 7.375% 2013                                                                             7,000            8,165
Waste Management, Inc. 6.50% 2008                                                                     6,180            6,822
Waste Management, Inc. 6.875% 2009                                                                   22,500           25,251
Waste Management, Inc. 5.00% 2014                                                                       890              902
Raytheon Co. 6.50% 2005                                                                               7,063            7,250
Raytheon Co. 4.85% 2011                                                                              16,000           16,596
Bombardier Inc. 6.75% 2012(2)                                                                         5,000            4,690
Bombardier Inc. 6.30% 2014(2)                                                                        21,000           18,869
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(2),(4)                               18,446           19,945
Continental Airlines, Inc., MBIA insured, 2.72% 2009(5)                                               2,000            2,019
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019(4)                                     4,956            4,787
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022(4)                                  6,784            6,635
Delta Air Lines, Inc., Series 2003-1, Class G, AMBAC insured, 2.85% 2009(4),(5)                       3,975            4,002
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 2013                                          5,000            4,698
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013(4)                                         8,348            3,931
Delta Air Lines, Inc., 1991 Equipment Certificates Trust, Series K,
     10.00% 2014(2),(4)                                                                               2,000              800
Hutchison Whampoa International Ltd. 6.50% 2013(2)                                                   11,800           12,584
Northwest Airlines, Inc., Series 1999-2, Class A, 7.575% 2020(4)                                     11,187           11,210
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2021(4                         875              908
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012                                         10,000            8,495
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013                                        3,000            3,039
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2006(4)                                      1,400            1,459
Southwest Airlines Co., Series 2001-1, Class B, 6.126% 2006(4)                                        8,500            8,968
American Standard Inc. 7.625% 2010                                                                    7,000            8,068
Worldspan, LP and WS Financing Corp. 9.625% 2011                                                      5,305            5,066
                                                                                                                     343,595

MATERIALS -- 0.68%
Weyerhaeuser Co. 5.95% 2008                                                                          34,593           37,465
Weyerhaeuser Co. 5.25% 2009                                                                          23,500           24,805
Weyerhaeuser Co. 6.75% 2012                                                                           2,000            2,267
Dow Chemical Co. 5.00% 2007                                                                          10,500           10,983
Dow Chemical Co. 5.75% 2008                                                                          10,500           11,279
Dow Chemical Pass Through Trust, Series 2004, 4.027% 2009(2)                                          7,500            7,398
Dow Chemical Co. 5.75% 2009                                                                          24,000           25,814
Norske Skogindustrier ASA 7.625% 2011(2)                                                             32,765           37,381
Packaging Corp. of America 4.375% 2008                                                               25,000           25,422
Packaging Corp. of America 5.75% 2013                                                                 7,000            7,250
International Paper Co. 4.00% 2010                                                                   27,000           26,605
Phelps Dodge Corp. 8.75% 2011                                                                         8,000            9,901
Alcan Inc. 6.45% 2011                                                                                 1,000            1,121
Alcan Inc. 5.20% 2014                                                                                 8,000            8,280
Temple-Inland Inc., Series F, 6.75% 2009                                                                500              553
Temple-Inland Inc. 7.875% 2012                                                                        5,285            6,316
MeadWestvaco Corp. 2.75% 2005                                                                         5,500            5,506
                                                                                                                     248,346

ENERGY -- 0.36%
Williams Companies, Inc. 7.125% 2011                                                                 20,000           22,500
Williams Companies, Inc. 8.125% 2012                                                                 22,600           26,668
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012                                           8,000            9,920
Devon Financing Corp., ULC 6.875% 2011                                                               17,500           20,066
El Paso Corp. 7.00% 2011                                                                              5,000            5,050
El Paso Corp. 7.875% 2012                                                                             8,000            8,380
El Paso Corp. 7.75% 2032                                                                              7,000            6,475
Pemex Finance Ltd. 8.875% 2010(4)                                                                    12,427           14,805
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(2),(4)                                          7,250            7,222
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(4)                                              1,287            1,282
Apache Corp. 6.25% 2012                                                                               7,500            8,435
                                                                                                                     130,803

INFORMATION TECHNOLOGY -- 0.32%
Motorola, Inc. 4.608% 2007                                                                           12,500           12,880
Motorola, Inc. 7.625% 2010                                                                           27,500           32,297
Motorola, Inc. 8.00% 2011                                                                            10,000           12,078
Electronic Data Systems Corp., Series B, 6.00% 2013(5)                                               50,000           51,150
Jabil Circuit, Inc. 5.875% 2010                                                                       7,500            7,894
                                                                                                                     116,299

CONSUMER STAPLES -- 0.31%
SUPERVALU INC 7.875% 2009                                                                             5,212            6,047
SUPERVALU INC. 7.50% 2012                                                                            18,730           21,867
Wal-Mart Stores, Inc. 8.00% 2006                                                                      9,500           10,372
Wal-Mart Stores, Inc. 6.875% 2009                                                                    12,000           13,675
Kraft Foods Inc. 4.625% 2006                                                                          1,000            1,030
Nabisco, Inc. 7.05% 2007                                                                              1,000            1,095
Kraft Foods Inc. 6.25% 2012                                                                           1,855            2,045
Nabisco, Inc. 7.55% 2015                                                                              6,645            7,994
Nabisco, Inc. 6.375% 2035(5)                                                                         10,020           10,096
Kellogg Co. 6.00% 2006                                                                               13,250           13,839
Kellogg Co. 6.60% 2011                                                                                3,250            3,688
Anheuser-Busch Co. Inc. 9.00% 2009                                                                   12,000           14,824
Cadbury Schweppes US Finance LLC 5.125% 2013(2)                                                       5,500            5,626
                                                                                                                     112,198

MUNICIPALS -- 0.23%
County of Los Angeles, Taxable Pension Obligation Bonds, Series 1994-A,
     FSA insured, 8.57% 2005                                                                         25,000           26,024
State of California, Golden State Tobacco Securitization Corp., Tobacco
     Settlement Asset-backed Bonds, Series 2003-A1, 5.00% 2021                                       11,280           11,425
State of California, Golden State Tobacco Securitization Corp., Tobacco
     Settlement Asset-backed Bonds, Series 2003-A1, 6.25% 2033                                       14,080           13,458
State of South Dakota, Educational Enhancement Funding Corp. Tobacco
     Settlement Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025                               10,641           10,168
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco
     Settlement Asset-backed Bonds, 6.125% 2027                                                       9,710         9,432
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement
     Asset-Backed Bonds, Series 2001-A, Class A, 6.36% 2025                                           6,991            6,807
State of Louisiana, Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B
     5.50% 2030                                                                                       5,900            5,273
                                                                                                                      82,587

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.04%
United Mexican States Government Global 4.625% 2008                                                  12,200           12,423


TOTAL BONDS AND NOTES(cost: $8,371,865,000)                                                                        8,532,447




                                                                                           Principal amount     Market value
SHORT-TERM SECURITIES -- 6.14%                                                                        (000)            (000)

DuPont(E.I.) de Nemours & Co. 1.66%-1.89% due 11/4-12/27/2004                                       167,000          166,670
Coca-Cola Co. 1.60%-1.85% due 11/3-12/13/2004                                                       154,816          154,700
Citicorp 1.91% due 12/21/2004                                                                        40,000           39,889
CAFCO LLC 1.79%-2.03% due 11/18/2004-1/6/2005(2)                                                     85,000           84,812
Ciesco LLC 1.88% due 12/13/2004                                                                      16,900           16,862
Pfizer Inc 1.79%-1.96% due 12/6/2004-1/12/2005(2)                                                   128,551          128,185
Procter & Gamble Co. 1.60%-1.97% due 11/12/2004-1/21/2005(2),(8)                                    125,200          124,972
Federal Home Loan Bank 1.60%-1.98% due 11/9/2004-1/21/2005                                          121,700          121,407
Wal-Mart Stores Inc. 1.67%-1.86% due 11/2-11/30/2004(2)                                             115,800          115,719
Private Export Funding Corp. 1.72%-2.00% due 11/8/2004-1/25/2005(2)                                 106,700          106,313
U.S. Treasury Bills 1.705%-1.761% due 1/13/2005(8)                                                  104,900          104,508
Variable Funding Capital Corp. 1.75%-1.80% due 11/18-11/22/2004(2),(8)                              100,000           99,902
Wells Fargo & Co. CD 1.91%-1.93% due 12/6-12/28/2004                                                 96,000           95,908
Three Pillars Funding, LLC 1.85%-2.02% due 12/17/2004-1/20/2005(2),(8)                               85,827           85,469
Clipper Receivables Co. LLC 1.84%-1.89% due 11/22-12/22/2004(2)                                      82,400           82,250
Edison Asset Securitization 1.65%-1.90% due 11/1-12/20/2004(2)                                       80,000           79,916
Eli Lilly and Co. 1.69%-2.01% due 11/4/2004-1/19/2005(2)                                             70,400           70,254
FCAR Owner Trust 1.65%-1.76% due 11/3-11/10/2004                                                     70,000           69,982
Federal Farm Credit Banks 1.81% due 12/23/2004                                                       70,000           69,818
Park Avenue Receivables Co. LLC 1.93%-1.94% due 12/2-12/15/2004(2)                                   62,283           62,162
Abbott Laboratories Inc. 1.57%-1.84% due 11/2-12/14/2004(2)                                          47,820           47,768
Ranger Funding Co. LLC 1.78%-1.79% due 11/2-11/17/2004(2)                                            37,300           37,278
Gannett Co. 1.80% due 12/2/2004(2)                                                                   35,000           34,944
SBC Communications Inc. 1.90% due 12/3/2004(2)                                                       30,000           29,948
Colgate-Palmolive Co. 1.78% due 11/19/2004(2)                                                        29,000           28,973
Caterpillar Financial Services Corp. 1.60%-1.78% due 11/3-11/16/2004                                 28,050           28,033
IBM Capital Inc. 1.96% due 1/6/2005(2)                                                               27,140           27,035
American Express Credit Corp. 1.75% due 12/1/2004                                                    27,000           26,959
Hershey Foods Corp. 1.56% due 11/8/2004(2)                                                           25,000           24,991
Minnesota Mining and Manufacturing Co. 1.80% due 11/29/2004                                          25,000           24,964
Tenessee Valley Authority 1.77% due 12/16/2004                                                       25,000           24,939
Exxon Project Investment Corp. 1.78% due 11/30/2004(2)                                               13,800           13,779
NetJets Inc. 1.65% due 11/9/2004(2)                                                                  10,000            9,996
                                                                                                                   2,239,305


TOTAL SHORT-TERM SECURITIES (cost: $2,239,437,000)                                                                 2,239,305


TOTAL INVESTMENT SECURITIES (cost: $31,256,956,000)                                                               36,490,752
Other assets less liabilities                                                                                        (27,530)

NET ASSETS                                                                                                       $36,463,222


(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restriced securities was $2,052,439,000, which represented 5.63% of the net assets of the fund.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(5) Coupon rate may change periodically.
(6) Valued under fair value procedures adopted by authority of the Board of Directors.
(7) Company not making scheduled interest payments; bankruptcy proceedings pending.
(8) This security, or a portion of this security, has been segregated to cover funding requirements on investment transaction settling in the future.

ADR = American Depositary Receipts





FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2004                           (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $30,149,625)                                                  $35,088,597
  Affiliated issuers (cost: $1,107,331)                                                       1,402,155                $36,490,752
 Cash denominated in non-U.S. currencies (cost: $2,383)                                                                      2,419
 Cash                                                                                                                       17,509
 Receivables for:
  Sales of investments                                                                          157,823
  Sales of fund's shares                                                                        191,230
  Dividends and interest                                                                        188,341                    537,394
                                                                                                                        37,048,074
LIABILITIES:
 Payables for:
  Purchases of investments                                                                      381,832
  Repurchases of fund's shares                                                                   22,142
  Dividends on fund's shares                                                                    157,198
  Investment advisory services                                                                    6,740
  Services provided by affiliates                                                                15,897
  Deferred Directors' compensation                                                                  673
  Other fees and expenses                                                                           370                    584,852
NET ASSETS AT OCTOBER 31, 2004                                                                                         $36,463,222

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                            $30,818,352
 Undistributed net investment income                                                                                        32,399
 Undistributed net realized gain                                                                                           378,292
 Net unrealized appreciation                                                                                             5,234,179
NET ASSETS AT OCTOBER 31, 2004                                                                                         $36,463,222

Total authorized capital stock - 1,000,000 shares, $.01 par value (718,431 total shares outstanding)

                                                                                                               Net asset value
                                                                      Net assets     Shares outstanding          per share (1)

Class A                                                             $28,458,237                 560,710                 $50.75
Class B                                                               2,469,431                  48,655                  50.75
Class C                                                               3,476,272                  68,493                  50.75
Class F                                                               1,160,880                  22,873                  50.75
Class 529-A                                                             243,632                   4,800                  50.75
Class 529-B                                                              55,138                   1,086                  50.75
Class 529-C                                                             112,981                   2,226                  50.75
Class 529-E                                                              14,746                     290                  50.75
Class 529-F                                                               2,677                      53                  50.75
Class R-1                                                                10,819                     213                  50.75
Class R-2                                                               129,326                   2,548                  50.75
Class R-3                                                               119,526                   2,355                  50.75
Class R-4                                                                15,267                     301                  50.75
Class R-5                                                               194,290                   3,828                  50.75

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering price per share were $53.85 for each.

See Notes to Financial Statements



STATEMENT OF OPERATIONS
for the year ended October 31, 2004                     (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $51,047; also includes
            $48,976 from affiliates)                                                      $893,803
  Interest (net of non-U.S. withholding
            tax of $3)                                                                     347,738                 $1,241,541

 Fees and expenses:
  Investment advisory services                                                              81,037
  Distribution services                                                                    100,697
  Transfer agent services                                                                   19,399
  Administrative services                                                                    7,643
  Reports to shareholders                                                                    1,021
  Registration statement and prospectus                                                      1,649
  Postage, stationery and supplies                                                           1,757
  Directors' compensation                                                                      310
  Auditing and legal                                                                           215
  Custodian                                                                                  3,625
  State and local taxes                                                                        194
  Other                                                                                        119
  Total expenses before reimbursement/waiver                                               217,666
   Reimbursement/waiver of expenses                                                          1,459                    216,207
 Net investment income                                                                                              1,025,334

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments (including $200 net gain from affiliates)                                    612,380
  Non-U.S. currency transactions                                                            (1,299)                   611,081
 Net unrealized appreciation on:
  Investments                                                                            2,797,538
  Non-U.S. currency translations                                                               159                  2,797,697
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                            3,408,778
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                   $4,434,112

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                     (dollars in thousands)

                                                                                                      Year ended
                                                                                                     October 31,
                                                                                              2004                       2003
OPERATIONS:
 Net investment income                                                                  $1,025,334                   $633,742
 Net realized gain on investments and
  non-U.S. currency transactions                                                           611,081                    119,095
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                      2,797,697                  2,008,399
  Net increase in net assets
   resulting from operations                                                             4,434,112                  2,761,236

DIVIDENDS AND DISTRIBUTIONS PAID OR ACCRUED TO
 SHAREHOLDERS:
 Dividends from net investment income and currency gains                                (1,061,748)                  (738,021)
 Distributions from net realized gain
  on investments                                                                           (89,806)                  (149,966)
   Total dividends and distributions paid or accrued
    to shareholders                                                                     (1,151,554)                  (887,987)

CAPITAL SHARE TRANSACTIONS                                                              10,692,160                  9,444,131

TOTAL INCREASE IN NET ASSETS                                                            13,974,718                 11,317,380

NET ASSETS:
 Beginning of year                                                                      22,488,504                 11,171,124
 End of year (including undistributed net investment income
   and distributions in excess of
  net investment income: $32,399 and $112,250,
  respectively)                                                                        $36,463,222                $22,488,504

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend - with higher income distributions every quarter to the extent possible - together with a current yield exceeding that of U.S. stocks generally.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights.

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment advisor. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CollegeAmerica is a registered trademark of the Virginia College Savings
Plan./SM/

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; deferred expenses; cost of investments sold; paydowns on investments; amortization of premiums or discounts; and unrealized appreciation of certain investment in non-U.S. securities. As of October 31, 2004, a portion of the difference between the tax basis undistributed net investment income and currency gains and the undistributed net investment income for financial reporting purposes is attributed to amortization of premiums and discounts of $120,412,000 and appreciation of certain investments in non-U.S. securities of $72,891,000. The remainder of the difference is substantially attributed to the accrual of dividends payable to shareholders on fund shares for financial reporting purposes of $157,198,000. Such amounts are not deducted from tax basis undistributed net investment income and currency gains until paid. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of October 31, 2004, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $31,449,227,000.

During the year ended October 31, 2004, the fund reclassified $181,108,000 from realized gain to undistributed net investment income; and $45,000 and $9,020,000, respectively, from undistributed net investment income and realized capital gains to additional paid-in capital to align financial reporting with tax reporting.

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                       $368,581
Undistributed long-term capital gains                                                                         389,868
Gross unrealized appreciation on investment securities                                                      5,189,073
Gross unrealized depreciation on investment securities                                                       (145,129)
Net unrealized appreciation on investment securities                                                        5,043,944

During the year ended October 31, 2004, the fund realized, on a tax basis, a net capital gain of $436,221,000.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

                                                                               Year ended October 31, 2004

                                                          Distributions from          Distributions from       Total distributions
                                                             ordinary income     long-term capital gains          paid or accrued
Share class
Class A                                                            $ 874,799                    $ 72,464                $ 947,263
Class B                                                               59,472                       6,167                   65,639
Class C                                                               74,753                       7,105                   81,858
Class F                                                               30,229                       2,233                   32,462
Class 529-A                                                            6,677                         500                    7,177
Class 529-B                                                            1,199                         127                    1,326
Class 529-C                                                            2,352                         224                    2,576
Class 529-E                                                              365                          30                      395
Class 529-F                                                               69                           5                       74
Class R-1                                                                222                          21                      243
Class R-2                                                              2,708                         238                    2,946
Class R-3                                                              2,646                         202                    2,848
Class R-4                                                                320                          23                      343
Class R-5                                                              5,937                         467                    6,404
Total                                                            $ 1,061,748                    $ 89,806              $ 1,151,554




                                                                               Year ended October 31, 2003

                                                          Distributions from          Distributions from      Total distributions
                                                             ordinary income     long-term capital gains          paid or accrued
Share class
Class A                                                            $ 638,512                   $ 132,738                $ 771,250
Class B                                                               36,618                       6,635                   43,253
Class C                                                               36,073                       6,351                   42,424
Class F                                                               14,536                       2,286                   16,822
Class 529-A                                                            3,446                         481                    3,927
Class 529-B                                                              707                         118                      825
Class 529-C                                                            1,197                         204                    1,401
Class 529-E                                                              188                          26                      214
Class 529-F                                                               29                           2                       31
Class R-1                                                                 89                           7                       96
Class R-2                                                              1,076                          91                    1,167
Class R-3                                                                856                          65                      921
Class R-4                                                                120                           4                      124
Class R-5                                                              4,574                         958                    5,532
Total                                                              $ 738,021                   $ 149,966                $ 887,987


4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.130% on such assets in excess of $27 billion. The agreement also provided for monthly fees, accrued daily, of 3.00% of the fund's monthly gross income. The Board of Directors approved an amended agreement effective November 1, 2004, continuing the series of rates to include additional annual rates of 0.125% on daily net assets in excess of $34 billion but not exceeding $44 billion, 0.120% on such assets in excess of $44 billion and 2.50% of the fund's monthly gross income in excess of $100,000,000. Effective June 1, 2004, CRMC reduced investment advisory services fees to the rates provided by the amended agreement. During the year ended October 31, 2004, CRMC also reduced investment advisory services fees by an additional $748,000. As a result, the fee shown on the accompanying financial statements of $81,037,000, which was equivalent to an annualized rate of 0.277%, was reduced by $1,196,000 to $79,841,000, or 0.273% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits              Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                             0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended October 31, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2, R-3 and R-4. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended October 31, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $49,914          $17,600        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          20,024           1,799         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          25,888         Included            $3,883              $461            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          2,072          Included             1,243               124            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         271           Included              273                 21                 $182
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         431           Included              65                  18                  43
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         842           Included              126                 25                  84
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          55           Included              16                  1                   11
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          5            Included               3                  -*                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           78           Included              12                  6             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          695           Included              139                508            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          400           Included              120                107            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           22           Included              13                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              150                 4             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $100,697          $19,399            $6,043             $1,278                $322
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $216,000 in current fees (either paid in cash or deferred) and a net increase of $94,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                            Reinvestments of
Share class                                                                Sales(1)                    dividends and distributions
                                                                     Amount         Shares                   Amount         Shares
Year ended October 31, 2004
Class A                                                         $ 8,575,196        177,997                $ 815,422         16,984
Class B                                                             798,922         16,609                   56,724          1,182
Class C                                                           1,656,850         34,412                   66,256          1,379
Class F                                                             624,829         12,944                   23,499            489
Class 529-A                                                         103,557          2,154                    6,661            138
Class 529-B                                                          19,180            398                    1,248             26
Class 529-C                                                          51,496          1,070                    2,384             50
Class 529-E                                                           6,390            133                      368              7
Class 529-F                                                           1,274             27                       68              1
Class R-1                                                             5,903            123                      222              5
Class R-2                                                            83,376          1,731                    2,681             56
Class R-3                                                            75,618          1,570                    2,554             53
Class R-4                                                            10,806            222                      302              6
Class R-5                                                           101,596          2,091                    4,270             89
Total net increase
   (decrease)                                                  $ 12,114,993        251,481                $ 982,659         20,465

Year ended October 31, 2003
Class A                                                         $ 7,405,320        174,398                $ 663,828         15,700
Class B                                                           1,007,923         23,803                   35,734            840
Class C                                                           1,213,322         28,456                   33,454            786
Class F                                                             398,746          9,376                   12,315            289
Class 529-A                                                          80,292          1,896                    3,520             83
Class 529-B                                                          21,377            506                      744             17
Class 529-C                                                          36,230            855                    1,262             30
Class 529-E                                                           5,100            120                      190              4
Class 529-F                                                           1,063             25                       25              1
Class R-1                                                             4,490            106                       79              1
Class R-2                                                            55,487          1,307                      958             22
Class R-3                                                            45,582          1,071                      735             17
Class R-4                                                             5,754            135                      100              2
Class R-5                                                            51,100          1,190                    3,666             87
Total net increase
   (decrease)                                                  $ 10,331,786        243,244                $ 756,610         17,879




Share class                                                             Repurchases(1)                            Net increase
                                                                     Amount         Shares                   Amount         Shares
Year ended October 31, 2004
Class A                                                        $ (1,813,363)       (37,709)             $ 7,577,255        157,272
Class B                                                            (142,576)        (2,962)                 713,070         14,829
Class C                                                            (227,960)        (4,738)               1,495,146         31,053
Class F                                                            (117,839)        (2,449)                 530,489         10,984
Class 529-A                                                          (7,810)          (162)                 102,408          2,130
Class 529-B                                                          (1,532)           (32)                  18,896            392
Class 529-C                                                          (3,916)           (81)                  49,964          1,039
Class 529-E                                                            (447)            (9)                   6,311            131
Class 529-F                                                            (134)            (3)                   1,208             25
Class R-1                                                            (1,056)           (22)                   5,069            106
Class R-2                                                           (24,014)          (500)                  62,043          1,287
Class R-3                                                           (13,447)          (279)                  64,725          1,344
Class R-4                                                            (2,403)           (49)                   8,705            179
Class R-5                                                           (48,995)        (1,018)                  56,871          1,162
Total net increase
   (decrease)                                                  $ (2,405,492)       (50,013)            $ 10,692,160        221,933

Year ended October 31, 2003
Class A                                                        $ (1,364,724)       (32,332)             $ 6,704,424        157,766
Class B                                                             (79,340)        (1,870)                 964,317         22,773
Class C                                                             (93,871)        (2,208)               1,152,905         27,034
Class F                                                             (66,373)        (1,572)                 344,688          8,093
Class 529-A                                                          (3,520)           (83)                  80,292          1,896
Class 529-B                                                            (693)           (16)                  21,428            507
Class 529-C                                                          (1,034)           (24)                  36,458            861
Class 529-E                                                            (278)            (6)                   5,012            118
Class 529-F                                                             - *            - *                    1,088             26
Class R-1                                                              (479)           (11)                   4,090             96
Class R-2                                                            (7,472)          (175)                  48,973          1,154
Class R-3                                                            (5,700)          (134)                  40,617            954
Class R-4                                                              (850)           (20)                   5,004            117
Class R-5                                                           (19,931)          (458)                  34,835            819
Total net increase
   (decrease)                                                  $ (1,644,265)       (38,909)             $ 9,444,131        222,214

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.

6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $16,335,461,000 and $6,476,276,000, respectively, during the year ended October 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2004, the custodian fee of $3,625,000 included $67,000 that was offset by this reduction, rather than paid in cash.


Financial highlights (1)

                                                                                 Income (loss) from investment operations (2)(3)
                                                                                                            Net
                                                                     Net asset                    gains (losses)
                                                                        value,            Net     on securities     Total from
                                                                     beginning     investment    (both realized     investment
                                                                     of period         income    and unrealized)    operations
Class A:
 Year ended 10/31/2004                                                  $45.29          $1.76             $5.68          $7.44
 Year ended 10/31/2003                                                   40.73           1.72              5.36           7.08
 Year ended 10/31/2002                                                   43.80           1.82             (1.67)           .15
 Year ended 10/31/2001                                                   43.69           1.94              1.19           3.13
 Year ended 10/31/2000                                                   44.90           1.99               .26           2.25
Class B:
 Year ended 10/31/2004                                                   45.29           1.38              5.68           7.06
 Year ended 10/31/2003                                                   40.73           1.38              5.36           6.74
 Year ended 10/31/2002                                                   43.80           1.48             (1.67)          (.19)
 Year ended 10/31/2001                                                   43.69           1.60              1.19           2.79
 Period from 3/15/2000 to 10/31/2000                                     40.33            .96              3.44           4.40
Class C:
 Year ended 10/31/2004                                                   45.29           1.34              5.68           7.02
 Year ended 10/31/2003                                                   40.73           1.35              5.36           6.71
 Year ended 10/31/2002                                                   43.80           1.45             (1.67)          (.22)
 Period from 3/15/2001 to 10/31/2001                                     44.15            .81              (.14)           .67
Class F:
 Year ended 10/31/2004                                                   45.29           1.70              5.68           7.38
 Year ended 10/31/2003                                                   40.73           1.67              5.36           7.03
 Year ended 10/31/2002                                                   43.80           1.76             (1.67)           .09
 Period from 3/15/2001 to 10/31/2001                                     44.15            .99              (.14)           .85
Class 529-A:
 Year ended 10/31/2004                                                   45.29           1.70              5.68           7.38
 Year ended 10/31/2003                                                   40.73           1.70              5.36           7.06
 Period from 2/19/2002 to 10/31/2002                                     43.06           1.19             (2.13)          (.94)
Class 529-B:
 Year ended 10/31/2004                                                   45.29           1.28              5.68           6.96
 Year ended 10/31/2003                                                   40.73           1.30              5.36           6.66
 Period from 2/15/2002 to 10/31/2002                                     43.33            .98             (2.40)         (1.42)
Class 529-C:
 Year ended 10/31/2004                                                   45.29           1.29              5.68           6.97
 Year ended 10/31/2003                                                   40.73           1.31              5.36           6.67
 Period from 2/20/2002 to 10/31/2002                                     43.12            .97             (2.20)         (1.23)
Class 529-E:
 Year ended 10/31/2004                                                   45.29           1.54              5.68           7.22
 Year ended 10/31/2003                                                   40.73           1.53              5.36           6.89
 Period from 3/1/2002 to 10/31/2002                                      43.74           1.08             (2.83)         (1.75)
Class 529-F:
 Year ended 10/31/2004                                                   45.29           1.65              5.68           7.33
 Year ended 10/31/2003                                                   40.73           1.64              5.36           7.00
 Period from 9/17/2002 to 10/31/2002                                     41.74            .14              (.89)          (.75)




Financial highlights (1)                                          (continued)

                                                                                 Income (loss) from investment operations (2)(3)
                                                                                                            Net
                                                                     Net asset                     gains(losses)
                                                                        value,            Net     on securities     Total from
                                                                     beginning     investment    (both realized     investment
                                                                     of period         income    and unrealized)    operations
Class R-1:
 Year ended 10/31/2004                                                  $45.29          $1.32             $5.68          $7.00
 Year ended 10/31/2003                                                   40.73           1.35              5.36           6.71
 Period from 6/11/2002 to 10/31/2002                                     45.41            .52             (4.53)         (4.01)
Class R-2:
 Year ended 10/31/2004                                                   45.29           1.34              5.68           7.02
 Year ended 10/31/2003                                                   40.73           1.36              5.36           6.72
 Period from 5/31/2002 to 10/31/2002                                     46.10            .51             (5.16)         (4.65)
Class R-3:
 Year ended 10/31/2004                                                   45.29           1.53              5.68           7.21
 Year ended 10/31/2003                                                   40.73           1.52              5.36           6.88
 Period from 6/4/2002 to 10/31/2002                                      45.74            .56             (4.80)         (4.24)
Class R-4:
 Year ended 10/31/2004                                                   45.29           1.70              5.68           7.38
 Year ended 10/31/2003                                                   40.73           1.68              5.36           7.04
 Period from 5/20/2002 to 10/31/2002                                     45.84            .65             (4.85)         (4.20)
Class R-5:
 Year ended 10/31/2004                                                   45.29           1.85              5.68           7.53
 Year ended 10/31/2003                                                   40.73           1.81              5.36           7.17
 Period from 5/15/2002 to 10/31/2002                                     45.87            .89             (5.02)         (4.13)




Financial highlights (1)

                                                                                Dividends)and distributions

                                                                      Dividends
                                                                      (from net  Distributions             Total      Net asset
                                                                     investment  (from capital     dividends and     value, end
                                                                        income)         gains)     distributions      of period
Class A:
 Year ended 10/31/2004                                                  $(1.81)         $(.17)           $(1.98)        $50.75
 Year ended 10/31/2003                                                   (2.00)          (.52)            (2.52)         45.29
 Year ended 10/31/2002                                                   (2.05)         (1.17)            (3.22)         40.73
 Year ended 10/31/2001                                                   (2.08)          (.94)            (3.02)         43.80
 Year ended 10/31/2000                                                   (1.92)         (1.54)            (3.46)         43.69
Class B:
 Year ended 10/31/2004                                                   (1.43)          (.17)            (1.60)         50.75
 Year ended 10/31/2003                                                   (1.66)          (.52)            (2.18)         45.29
 Year ended 10/31/2002                                                   (1.71)         (1.17)            (2.88)         40.73
 Year ended 10/31/2001                                                   (1.74)          (.94)            (2.68)         43.80
 Period from 3/15/2000 to 10/31/2000                                     (1.04)             -             (1.04)         43.69
Class C:
 Year ended 10/31/2004                                                   (1.39)          (.17)            (1.56)         50.75
 Year ended 10/31/2003                                                   (1.63)          (.52)            (2.15)         45.29
 Year ended 10/31/2002                                                   (1.68)         (1.17)            (2.85)         40.73
 Period from 3/15/2001 to 10/31/2001                                     (1.02)             -             (1.02)         43.80
Class F:
 Year ended 10/31/2004                                                   (1.75)          (.17)            (1.92)         50.75
 Year ended 10/31/2003                                                   (1.95)          (.52)            (2.47)         45.29
 Year ended 10/31/2002                                                   (1.99)         (1.17)            (3.16)         40.73
 Period from 3/15/2001 to 10/31/2001                                     (1.20)             -             (1.20)         43.80
Class 529-A:
 Year ended 10/31/2004                                                   (1.75)          (.17)            (1.92)         50.75
 Year ended 10/31/2003                                                   (1.98)          (.52)            (2.50)         45.29
 Period from 2/19/2002 to 10/31/2002                                     (1.39)             -             (1.39)         40.73
Class 529-B:
 Year ended 10/31/2004                                                   (1.33)          (.17)            (1.50)         50.75
 Year ended 10/31/2003                                                   (1.58)          (.52)            (2.10)         45.29
 Period from 2/15/2002 to 10/31/2002                                     (1.18)             -             (1.18)         40.73
Class 529-C:
 Year ended 10/31/2004                                                   (1.34)          (.17)            (1.51)         50.75
 Year ended 10/31/2003                                                   (1.59)          (.52)            (2.11)         45.29
 Period from 2/20/2002 to 10/31/2002                                     (1.16)             -             (1.16)         40.73
Class 529-E:
 Year ended 10/31/2004                                                   (1.59)          (.17)            (1.76)         50.75
 Year ended 10/31/2003                                                   (1.81)          (.52)            (2.33)         45.29
 Period from 3/1/2002 to 10/31/2002                                      (1.26)             -             (1.26)         40.73
Class 529-F:
 Year ended 10/31/2004                                                   (1.70)          (.17)            (1.87)         50.75
 Year ended 10/31/2003                                                   (1.92)          (.52)            (2.44)         45.29
 Period from 9/17/2002 to 10/31/2002                                      (.26)             -              (.26)         40.73




Financial highlights (1)                                            (continued)

                                                                              Dividends)and distributions

                                                                      Dividends
                                                                      (from net  Distributions             Total      Net asset
                                                                     investment  (from capital     dividends and     value, end
                                                                        income)         gains)     distributions      of period
Class R-1:
 Year ended 10/31/2004                                                  $(1.37)         $(.17)           $(1.54)        $50.75
 Year ended 10/31/2003                                                   (1.63)          (.52)            (2.15)         45.29
 Period from 6/11/2002 to 10/31/2002                                      (.67)             -              (.67)         40.73
Class R-2:
 Year ended 10/31/2004                                                   (1.39)          (.17)            (1.56)         50.75
 Year ended 10/31/2003                                                   (1.64)          (.52)            (2.16)         45.29
 Period from 5/31/2002 to 10/31/2002                                      (.72)             -              (.72)         40.73
Class R-3:
 Year ended 10/31/2004                                                   (1.58)          (.17)            (1.75)         50.75
 Year ended 10/31/2003                                                   (1.80)          (.52)            (2.32)         45.29
 Period from 6/4/2002 to 10/31/2002                                       (.77)             -              (.77)         40.73
Class R-4:
 Year ended 10/31/2004                                                   (1.75)          (.17)            (1.92)         50.75
 Year ended 10/31/2003                                                   (1.96)          (.52)            (2.48)         45.29
 Period from 5/20/2002 to 10/31/2002                                      (.91)             -              (.91)         40.73
Class R-5:
 Year ended 10/31/2004                                                   (1.90)          (.17)            (2.07)         50.75
 Year ended 10/31/2003                                                   (2.09)          (.52)            (2.61)         45.29
 Period from 5/15/2002 to 10/31/2002                                     (1.01)             -             (1.01)         40.73




Financial highlights (1)

                                                                         Ratio of expenses    Ratio of expenses
                                                                            to average net       to average net    Ratio of net
                                                            Net assets,      assets before         assets after       income to
                                                   Total  end of period     reimbursement/       reimbursement/     average net
                                               return (4)  (in millions)            waiver           waiver (5)      assets (6)
Class A:
 Year ended 10/31/2004                             16.73%       $28,458                .60%                .59%          3.65%
 Year ended 10/31/2003                             17.95         18,273                .65                 .65           4.04
 Year ended 10/31/2002                               .16         10,006                .67                 .67           4.19
 Year ended 10/31/2001                              7.39          8,057                .66                 .66           4.36
 Year ended 10/31/2000                              5.56          7,368                .67                 .67           4.67
Class B:
 Year ended 10/31/2004                             15.81          2,469               1.40                1.39           2.85
 Year ended 10/31/2003                             17.03          1,532               1.44                1.44           3.19
 Year ended 10/31/2002                              (.61)           450               1.44                1.44           3.41
 Year ended 10/31/2001                              6.56            118               1.41                1.41           3.35
 Period from 3/15/2000 to 10/31/2000               10.97             18               1.44 (7)            1.44 (7)       3.90 (7)
Class C:
 Year ended 10/31/2004                             15.72          3,476               1.47                1.47           2.76
 Year ended 10/31/2003                             16.94          1,696               1.51                1.51           3.08
 Year ended 10/31/2002                              (.69)           424               1.52                1.52           3.31
 Period from 3/15/2001 to 10/31/2001                1.52             65               1.51 (7)            1.51 (7)       2.98 (7)
Class F:
 Year ended 10/31/2004                             16.58          1,161                .72                 .71           3.51
 Year ended 10/31/2003                             17.82            539                .76                 .76           3.86
 Year ended 10/31/2002                               .03            155                .79                 .79           4.04
 Period from 3/15/2001 to 10/31/2001                1.94             17                .80 (7)             .80 (7)       3.70 (7)
Class 529-A:
 Year ended 10/31/2004                             16.59            244                .72                 .71           3.53
 Year ended 10/31/2003                             17.89            121                .70                 .70           3.99
 Period from 2/19/2002 to 10/31/2002               (2.31)            32                .91 (7)             .91 (7)       4.05 (7)
Class 529-B:
 Year ended 10/31/2004                             15.58             55               1.60                1.60           2.66
 Year ended 10/31/2003                             16.82             31               1.64                1.64           3.04
 Period from 2/15/2002 to 10/31/2002               (3.37)             8               1.66 (7)            1.66 (7)       3.32 (7)
Class 529-C:
 Year ended 10/31/2004                             15.60            113               1.59                1.58           2.67
 Year ended 10/31/2003                             16.83             54               1.63                1.63           3.05
 Period from 2/20/2002 to 10/31/2002               (2.96)            13               1.65 (7)            1.65 (7)       3.31 (7)
Class 529-E:
 Year ended 10/31/2004                             16.19             15               1.07                1.07           3.18
 Year ended 10/31/2003                             17.44              7               1.10                1.10           3.57
 Period from 3/1/2002 to 10/31/2002                (4.09)             2               1.11 (7)            1.11 (7)       3.87 (7)
Class 529-F:
 Year ended 10/31/2004                             16.47              3                .82                 .82           3.44
 Year ended 10/31/2003                             17.72              1                .85                 .85           3.78
 Period from 9/17/2002 to 10/31/2002               (1.79)             - (8)            .10                 .10            .35




Financial highlights (1)                                            (continued)


                                                                         Ratio of expenses   Ratio of expenses
                                                                            to average net      to average net    Ratio of net
                                                            Net assets,      assets before        assets after       income to
                                                   Total  end of period     reimbursement/      reimbursement/     average net
                                                  return   (in millions)            waiver          waiver (5)      assets (6)
Class R-1:
 Year ended 10/31/2004                             15.69%           $11               1.53%               1.50%          2.74%
 Year ended 10/31/2003                             16.94              5               1.66                1.53           3.12
 Period from 6/11/2002 to 10/31/2002               (8.84)             - (8)            .87                 .60           1.27
Class R-2:
 Year ended 10/31/2004                             15.73            129               1.75                1.47           2.78
 Year ended 10/31/2003                             16.99             57               1.85                1.49           3.11
 Period from 5/31/2002 to 10/31/2002              (10.10)             4                .77                 .63           1.29
Class R-3:
 Year ended 10/31/2004                             16.17            120               1.09                1.08           3.15
 Year ended 10/31/2003                             17.42             46               1.15                1.11           3.46
 Period from 6/4/2002 to 10/31/2002                (9.27)             2                .62                 .46           1.40
Class R-4:
 Year ended 10/31/2004                             16.57             15                .74                 .73           3.49
 Year ended 10/31/2003                             17.84              6                .79                 .76           3.79
 Period from 5/20/2002 to 10/31/2002               (9.20)             - (8)            .76                 .34           1.59
Class R-5:
 Year ended 10/31/2004                             16.95            194                .41                 .40           3.85
 Year ended 10/31/2003                             18.20            121                .44                 .44           4.28
 Period from 5/15/2002 to 10/31/2002               (9.04)            75                .21                 .21           2.10


                                                                              Year ended October 31
                                                           2004        2003         2002          2001          2000

Portfolio turnover rate                                     24%         27%          36%           37%           41%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net gains (losses) on securities (both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(6) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by .34 percentage points as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(7) Annualized.
(8) Amount less than $1 million.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


Price Waterhouse Coopers LLP

Los Angeles, California
December 14,2004


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending October 31, 2004.

During  the  fiscal  year  ended,  the  fund  paid  a  long-term   capital  gain
distribution of $89,806,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, $776,347,000 of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, $332,247,000 of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $121,674,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.